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                                                        ------------------------
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                                                        hours per response: 18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-07148
                                   ---------------------------------------------

                            Schwartz Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   3707 West Maple Road       Bloomfield Hills, Michigan           48301
--------------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip code)

                               George P. Schwartz

Schwartz Investment Counsel, Inc. 3707 W. Maple Road  Bloomfield Hills, MI 48301
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500
                                                    ----------------------------

Date of fiscal year end:      December 31, 2009
                         ---------------------------

Date of reporting period:     June 30, 2009
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM  1.    REPORTS TO STOCKHOLDERS.

                               SCHWARTZ VALUE FUND
                        . . . . . . . . . . . . . . . . .
                           VALUE INVESTING SINCE 1984

                                [GRAPHIC OMITTED]

                                  [UNAUDITED]
                               SEMI-ANNUAL REPORT
                        . . . . . . . . . . . . . . . . .
                                  JUNE 30, 2009

SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
  c/o Ultimus Fund                                       3707 W. Maple Road
   Solutions, LLC                [LOGO OMITTED]               Suite 100
   P.O. Box 46707                                     Bloomfield Hills, MI 48301
Cincinnati, OH 45246
   (888) 726-0753

                               SCHWARTZ VALUE FUND

Dear Fellow Shareowner:

In our view, the stock market in the first half of 2009 was distinctly divided into two separate periods - a 10-week bear market, followed by a 14-week bull market. During the bear market, uncertainty reigned, pessimism was rampant, unemployment rose sharply and economic activity plummeted as some pundits were predicting another Great Depression. These developments caused panic-stricken investors to dump their stocks - irrespective of price. Consequently, the stock market tanked, culminating in the S&P 500 reaching a low of 666 in early March. And then the bull market began. As it always happens at the point of maximum pessimism, the stock market reversed course and began to climb. As first quarter earnings reports came in better than expected, investor confidence rebounded. Meanwhile, some economic indicators began to stabilize and consumers' moods brightened. To the surprise of many, the stock market soared in the ensuing weeks as most of the major stock market indices ended the first half of 2009 in positive territory. It was a particularly rewarding period for Schwartz Value Fund shareholders as the Fund recorded the best quarterly performance in its 26-year history. For the three-month, six month, and one-year periods ended June 30, 2009, the Schwartz Value Fund outperformed the major stock market indices:

                                                   Total Return
                                         --------------------------------
                                         3 months    6 months   12 months
                                           ended      ended       ended
                                          6/30/09    6/30/09     6/30/09
                                         --------    --------   ---------
      Schwartz Value Fund                 +21.7%       +9.1%      -16.7%
      Russell 2000 Index                  +20.7%       +2.6%      -25.0%
      S&P 500 Index                       +15.9%       +3.2%      -26.2%
      Dow Jones Industrials Average       +11.9%       -2.0%      -23.0%

Encouragingly, the Fund's performance is being acknowledged by the investment community. The Fund was recently recognized in the Wall Street Journal's
"Category Kings" section (published in the July 6, 2009 Wall Street Journal). Also, for the 12 month period ended June 30, 2009, the Fund's performance placed it in the top 8% out of 661 small-blend funds, according to Morningstar. Holdings that contributed positively to performance in the first half of 2009 included Signet

Jewelers Ltd. (retailing), eBay, Inc. (e-commerce & services), Microsoft Corporation (computer software & services), and Sparton Corporation (electronic manufacturing services). Stocks which negatively impacted performance included Comerica, Inc. (regional banking), Weyco Group, Inc. (footwear retailing & wholesaling) and Gannett Company, Inc. (newspapers & publishing).

In selecting equity investments for the Fund, our current focus is on owning shares of high-quality companies. Our definition of high-quality companies has several defining characteristics including low debt, high profit margins, high returns on capital deployed, renowned brands, sustainable competitive advantages, and above average growth prospects. Not surprisingly these companies have historically traded at very rich premiums. However, during the stock market turmoil earlier this year, we were able to establish positions in several of these types of companies at deeply depressed prices. One such company is Nintendo Company Ltd., the world's largest and most profitable video game maker. The company enjoys numerous competitive advantages, including dominant video game brands and outstanding game designers, which enables Nintendo to produce high profit margins and high returns. The balance sheet is pristine - zero debt leverage and excess cash reserves. With very low capital expenditures necessary to operate the business, Nintendo throws off a ton of cash which it uses to repurchase shares and pay dividends (current yield 5%). Like many of the issues in this portfolio, we believe Nintendo has significant appreciation potential.

Due to our Board of Trustees' retirement policy, Peter F. Barry recently attended his last board meeting. In addition, our founding Chairman, Gregory J. Schwartz, retired in February, 2009. Both of these outstanding gentlemen provided many years of insightful and wise counsel, and they will surely be missed.

Thanks for being a shareholder of the Schwartz Value Fund.

With best regards,

/s/ George P. Schwartz                            /s/ Timothy S. Schwartz, CFA

George P. Schwartz, CFA                           Timothy S. Schwartz, CFA
Co-Portfolio Manager                              Co-Portfolio Manager

August 7, 2009

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, ARE AVAILABLE BY CALLING THE FUND AT 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Schwartz Value Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2009 (UNAUDITED)
================================================================================
                                                                        % OF
    SHARES   COMPANY                                  MARKET VALUE   NET ASSETS
--------------------------------------------------------------------------------
   182,700   Unico American Corporation............   $ 1,397,655       5.0%
    55,000   Microsoft Corporation.................     1,307,350       4.6%
    30,000   Accenture Ltd. - Class A..............     1,003,800       3.6%
   140,000   Meadowbrook Insurance Group, Inc......       914,200       3.2%
    10,000   SPDR Gold Trust.......................       911,800       3.2%
        10   Berkshire Hathaway, Inc. - Class A....       900,000       3.2%
    25,000   Nintendo Company Ltd. - ADR...........       861,750       3.1%
    20,000   Rockwell Collins, Inc.................       834,600       3.0%
    20,000   Automated Data Processing, Inc. ......       708,800       2.5%
    20,000   Varian Medical Systems, Inc...........       702,800       2.5%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                       % OF
   SECTOR                                                           NET ASSETS
--------------------------------------------------------------------------------
   Consumer Discretionary........................................      5.3%
   Consumer Staples..............................................      4.1%
   Energy........................................................     18.6%
   Financials....................................................     19.7%
   Health Care...................................................      9.2%
   Industrials...................................................     13.3%
   Information Technology........................................     23.5%
   Exchange-Traded Funds.........................................      3.2%

   Cash Equivalents, Other Assets and Liabilities................      3.1%
                                                                    -------
                                                                     100.0%
                                                                    =======

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================
COMMON STOCKS -- 93.7%                                    SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.3%
   DIVERSIFIED CONSUMER SERVICES -- 0.2%
      Strayer Education, Inc. .....................          200   $     43,622
                                                                   ------------

   INTERNET & CATALOG RETAIL -- 0.6%
      Stamps.com, Inc. * ..........................       20,110        170,533
                                                                   ------------

   MEDIA -- 0.6%
      Value Line, Inc. ............................        5,150        169,280
                                                                   ------------

   SPECIALTY RETAIL -- 1.8%
      Signet Jewelers Ltd. ........................       25,000        520,500
                                                                   ------------

   TEXTILES, APPAREL & LUXURY GOODS -- 2.1%
      Coach, Inc. .................................        5,000        134,400
      K-Swiss, Inc. - Class A .....................        1,000          8,500
      Weyco Group, Inc. ...........................       20,000        461,800
                                                                   ------------
                                                                        604,700
                                                                   ------------
CONSUMER STAPLES -- 4.1%
   BEVERAGES -- 1.7%
      Coca-Cola Company (The) .....................       10,000        479,900
                                                                   ------------
   FOOD & STAPLES RETAILING -- 2.4%
      Sysco Corporation ...........................       30,000        674,400
                                                                   ------------
ENERGY -- 18.6%
   ENERGY EQUIPMENT & SERVICES -- 11.7%
      Atwood Oceanics, Inc. * .....................       15,000        373,650
      ENSCO International, Inc. ...................       15,000        523,050
      Halliburton Company .........................       16,500        341,550
      Nabors Industries Ltd. * ....................       30,000        467,400
      National Oilwell Varco, Inc. * ..............       10,000        326,600
      Patterson-UTI Energy, Inc. ..................       47,500        610,850
      Rowan Companies, Inc. .......................       20,000        386,400
      Schlumberger Ltd. ...........................        5,000        270,550
                                                                   ------------
                                                                      3,300,050
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 6.9%
      Cimarex Energy Company ......................       15,000        425,100
      Peabody Energy Corporation ..................       10,000        301,600
      Rosetta Resources, Inc. * ...................       50,000        437,500
      Southwestern Energy Company * ...............        8,000        310,800
      Suncor Energy, Inc. .........................        5,000        151,700
      XTO Energy, Inc. ............................        8,500        324,190
                                                                   ------------
                                                                      1,950,890
                                                                   ------------
FINANCIALS -- 19.7%
   CAPITAL MARKETS -- 1.7%
      Federated Investors, Inc. - Class B .........       20,000        481,800
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 93.7% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 19.7% (CONTINUED)
   DIVERSIFIED FINANCIAL SERVICES -- 2.2%
      Leucadia National Corporation * .............       15,000   $    316,350
      PICO Holdings, Inc. * .......................       10,000        287,000
                                                                   ------------
                                                                        603,350
                                                                   ------------
   INSURANCE -- 14.8%
      Alleghany Corporation * .....................        1,520        411,920
      Berkshire Hathaway, Inc. - Class A* .........           10        900,000
      Markel Corporation * ........................        2,000        563,400
      Meadowbrook Insurance Group, Inc. ...........      140,000        914,200
      Unico American Corporation ..................      182,700      1,397,655
                                                                   ------------
                                                                      4,187,175
                                                                   ------------
   REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
      I. Gordon Corporation * .....................       16,499        214,487
                                                                   ------------

   THRIFTS & MORTGAGE FINANCE -- 0.2%
      AmTrust Financial Corporation * (a) (b) .....          200         60,000
                                                                   ------------

HEALTH CARE -- 9.2%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 6.1%
      Kinetic Concepts, Inc. * ....................       15,000        408,750
      Stryker Corporation .........................       15,000        596,100
      Varian Medical Systems, Inc. * ..............       20,000        702,800
                                                                   ------------
                                                                      1,707,650
                                                                   ------------
   PHARMACEUTICALS -- 3.1%
      Johnson & Johnson ...........................        5,000        284,000
      Pfizer, Inc. ................................       40,000        600,000
                                                                   ------------
                                                                        884,000
                                                                   ------------
INDUSTRIALS -- 13.3%
   AEROSPACE & DEFENSE -- 10.2%
      Boeing Company (The) ........................       15,000        637,500
      General Dynamics Corporation ................        7,000        387,730
      Northrop Grumman Corporation ................       10,000        456,800
      Rockwell Collins, Inc. ......................       20,000        834,600
      Sparton Corporation * .......................      192,104        557,102
                                                                   ------------
                                                                      2,873,732
                                                                   ------------
   INDUSTRIAL CONGLOMERATES -- 2.1%
      3M Company ..................................       10,000        601,000
                                                                   ------------

   MACHINERY -- 1.0%
      Trinity Industries, Inc. ....................       20,000        272,400
                                                                   ------------

INFORMATION TECHNOLOGY -- 23.5%
   COMMUNICATIONS EQUIPMENT -- 1.0%
      Cisco Systems, Inc. * .......................       15,000        279,600
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 93.7% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 23.5% (CONTINUED)
   COMPUTERS & PERIPHERALS -- 2.7%
      Dell, Inc. * ................................       30,000   $    411,900
      Teradata Corporation * ......................       15,000        351,450
                                                                   ------------
                                                                        763,350
                                                                   ------------
   ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS -- 3.2%
      Arrow Electronics, Inc. * ...................       10,000        212,400
      Avnet, Inc. * ...............................       10,000        210,300
      Ingram Micro, Inc. - Class A* ...............       20,000        350,000
      MTS Systems Corporation .....................        6,000        123,900
                                                                   ------------
                                                                        896,600
                                                                   ------------
   INTERNET SOFTWARE & SERVICES -- 2.4%
      eBay, Inc. * ................................       40,000        685,200
                                                                   ------------

   IT SERVICES -- 6.1%
      Accenture Ltd. - Class A ....................       30,000      1,003,800
      Automatic Data Processing, Inc. .............       20,000        708,800
                                                                   ------------
                                                                      1,712,600
                                                                   ------------
   OFFICE ELECTRONICS -- 0.4%
      Zebra Technologies Corporation - Class A* ...        5,000        118,300
                                                                   ------------

   SOFTWARE -- 7.7%
      Microsoft Corporation .......................       55,000      1,307,350
      Nintendo Company Ltd. - ADR .................       25,000        861,750
                                                                   ------------
                                                                      2,169,100
                                                                   ------------

 TOTAL COMMON STOCKS (Cost $24,829,652) ...........                $ 26,424,219
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 3.2%                             SHARES   MARKET VALUE
--------------------------------------------------------------------------------
SPDR Gold Trust * (Cost $815,427) .................       10,000   $    911,800
                                                                   ------------

================================================================================
OPEN-END FUNDS -- 0.0%                                   SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Sequoia Fund (Cost $7,907) ........................           61   $      5,893
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 3.3%                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 0.24% (c) (Cost $922,680).      922,680   $    922,680
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.2%
   (Cost $26,575,666) .............................                $ 28,264,592

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) ...                     (43,893)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 28,220,699
                                                                   ============

ADR - American Depositary Receipt.

*     Non-income producing security.

(a) Fair value priced (Note 1). Fair valued securities totaled $60,000 at June 30, 2009, representing 0.2% of net assets.

(b)   Level 2 security (Note 1).

(c) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2009.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)
================================================================================
ASSETS
Investments, at market value (cost of $26,575,666) (Note 1).....   $ 28,264,592
Receivable for capital shares sold..............................            625
Dividends receivable............................................         26,345
Other assets....................................................         11,763
                                                                   ------------
   TOTAL ASSETS.................................................     28,303,325
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed.............................          1,200
Payable to Adviser (Note 2).....................................         68,991
Payable to administrator (Note 2)...............................          4,000
Other accrued expenses..........................................          8,435
                                                                   ------------
   TOTAL LIABILITIES............................................         82,626
                                                                   ------------

NET ASSETS......................................................   $ 28,220,699
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital.................................................   $ 39,611,996
Accumulated net investment loss.................................        (32,009)
Accumulated net realized losses from security transactions......    (13,048,214)
Net unrealized appreciation on investments......................      1,688,926
                                                                   ------------
NET ASSETS......................................................   $ 28,220,699
                                                                   ============

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) ............................      1,831,194
                                                                   ============

Net asset value, offering price and redemption price per share..   $      15.41
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
======================================================================================
INVESTMENT INCOME
   Dividends..........................................................   $    185,912
                                                                         ------------

EXPENSES
   Investment advisory fees (Note 2)..................................        129,694
   Administration, accounting and transfer agent fees (Note 2)........         24,000
   Trustees' fees and expenses........................................         18,326
   Legal and audit fees...............................................         15,590
   Registration fees..................................................          8,699
   Postage and supplies...............................................          5,954
   Custodian and bank service fees....................................          4,470
   Insurance expense..................................................          2,164
   Compliance service fees and expenses (Note 2)......................            887
   Other expenses.....................................................          8,137
                                                                         ------------
      TOTAL EXPENSES..................................................        217,921
                                                                         ------------

NET INVESTMENT LOSS...................................................        (32,009)
                                                                         ------------

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
   Net realized losses from security transactions.....................     (3,110,417)
   Net change in unrealized appreciation/(depreciation) on investments      5,413,831
                                                                         ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS......................      2,303,414
                                                                         ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS............................   $  2,271,405
                                                                         ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================
                                                                     SIX MONTHS
                                                                        ENDED         YEAR ENDED
                                                                    JUNE 30, 2009    DECEMBER 31,
                                                                     (UNAUDITED)         2008
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income/(loss) .................................   $    (32,009)   $    131,589
   Net realized losses from security transactions ...............     (3,110,417)     (9,855,131)
   Net change in unrealized appreciation/
      (depreciation) on investments .............................      5,413,831      (7,432,185)
                                                                    ------------    ------------
Net increase (decrease) in net assets from operations ...........      2,271,405     (17,155,727)
                                                                    ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...................................             --        (131,608)
   From net realized gains on investments .......................             --             (37)
                                                                    ------------    ------------
Decrease in net assets from distributions to shareholders .......             --        (131,645)
                                                                    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ....................................        318,755       1,375,492
   Reinvestment of distributions to shareholders ................             --         108,071
   Payments for shares redeemed .................................     (1,859,269)    (11,569,459)
                                                                    ------------    ------------
Net decrease in net assets from capital share transactions ......     (1,540,514)    (10,085,896)
                                                                    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........................        730,891     (27,373,268)

NET ASSETS
   Beginning of period ..........................................     27,489,808      54,863,076
                                                                    ------------    ------------
   End of period ................................................   $ 28,220,699    $ 27,489,808
                                                                    ============    ============

ACCUMULATED NET INVESTMENT LOSS .................................   $    (32,009)   $         --
                                                                    ============    ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..................................................         22,155          72,827
   Shares issued in reinvestment of distributions to shareholders             --           7,871
   Shares redeemed ..............................................       (137,624)       (611,212)
                                                                    ------------    ------------
   Net decrease in shares outstanding ...........................       (115,469)       (530,514)
   Shares outstanding, beginning of period ......................      1,946,663       2,477,177
                                                                    ------------    ------------
   Shares outstanding, end of period ............................      1,831,194       1,946,663
                                                                    ============    ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                            SIX MONTHS
                                               ENDED          YEAR           YEAR           YEAR           YEAR           YEAR
                                              JUNE 30,        ENDED          ENDED          ENDED          ENDED          ENDED
                                                2009         DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                            (UNAUDITED)        2008           2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    14.12     $    22.15     $    25.52     $    25.44     $    27.04     $    25.84
                                             ----------     ----------     ----------     ----------     ----------     ----------

Income/(loss) from investment operations:
   Net investment income/(loss) .........         (0.02)          0.07          (0.00)(a)      (0.09)         (0.17)         (0.21)
   Net realized and unrealized gains/
      (losses) on investments. ..........          1.31          (8.03)         (2.82)          3.74           1.23           6.02
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          1.29          (7.96)         (2.82)          3.65           1.06           5.81
                                             ----------     ----------     ----------     ----------     ----------     ----------

Less distributions:
   From net investment income ...........            --          (0.07)            --             --             --             --
   From net realized gains on investments            --          (0.00)(a)      (0.55)         (3.57)         (2.66)         (4.61)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total distributions .....................            --          (0.07)         (0.55)         (3.57)         (2.66)         (4.61)
                                             ----------     ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ........    $    15.41     $    14.12     $    22.15     $    25.52     $    25.44     $    27.04
                                             ==========     ==========     ==========     ==========     ==========     ==========

Total return (b) ........................          9.1%(c)     (35.9)%        (11.1)%          14.3%           3.8%          22.6%
                                             ==========     ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .....    $   28,221     $   27,490     $   54,863     $   68,408     $   69,486     $   76,510
                                             ==========     ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         1.68%(d)       1.43%          1.34%          1.38%          1.61%          1.82%

Ratio of net investment income/(loss)
   to average net assets ................       (0.25)%(d)       0.33%         0.00)%        (0.35)%        (0.65)%        (0.84)%

Portfolio turnover rate .................           54%(c)        150%            78%            82%            78%            83%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the "Fund") is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant  accounting  policies  followed by the
Fund:

      (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

      Various  inputs  are  used  in   determining   the  value  of  the  Fund's
      investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities

      o     Level 2 - other significant observable inputs

      o     Level 3 - significant unobservable inputs

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

         VALUATION INPUTS
         ---------------------------------------------
         Level 1 - Quoted prices                               $ 28,204,592
         Level 2 - Other significant observable inputs               60,000
         Level 3 - Significant unobservable inputs                       --
                                                               ------------
                                                               $ 28,264,592
                                                               ============

      In April 2009, FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4" or the "Position"). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FSP 157-4 and has concluded that FSP 157-4 has no impact on these financial statements.

      The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009 by security type as required by FSP 157-4:

                               Level 1       Level 2      Level 3       Total
      --------------------------------------------------------------------------
      Common Stocks          $26,364,219   $   60,000   $       --   $26,424,219
      Exchange-Traded Funds      911,800           --           --       911,800
      Open-End Funds               5,893           --           --         5,893
      Money Market Funds         922,680           --           --       922,680
                             -----------   ----------   ----------   -----------
      Total                  $28,204,592   $   60,000   $       --   $28,264,592
                             ===========   ==========   ==========   ===========

      Refer to the Fund's Schedule of Investments for a summary of the Level 1 and Level 2 inputs by security type and industry type.

      (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of June 30, 2009:

         Accumulated ordinary loss                     $     (32,009)
         Net unrealized appreciation                       1,305,961
         Capital loss carryforward                        (9,460,235)
         Other losses                                     (3,205,014)
                                                       -------------
         Accumulated deficit                           $ (11,391,297)
                                                       =============

      For federal income tax purposes, the cost of portfolio investments amounted to $26,958,631 at June 30, 2009. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

         Gross unrealized appreciation                 $   5,112,154
         Gross unrealized depreciation                    (3,806,193)
                                                       -------------
         Net unrealized appreciation                   $   1,305,961
                                                       =============

      The   difference   between  the  federal  income  tax  cost  of  portfolio
      investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

      As of June 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $9,460,235, which expires on December 31, 2016. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2006 through December 31, 2008.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2009 and December 31, 2008 was as follows:

                                                Long-Term
                                  Ordinary       Capital          Total
         Period Ended              Income         Gains       Distributions
         ------------------------------------------------------------------
         June 30, 2009           $      --      $      --       $      --
         December 31, 2008       $ 131,608      $      37       $ 131,645

      (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund's policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

      (f) ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (g) COMMON EXPENSES -- Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.    INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets.

The Chief Compliance Officer of the Fund (the "CCO") is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for any out-of-pocket expenses incurred for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Fund and the Distributor, the Distributor serves as the Fund's exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.    INVESTMENT TRANSACTIONS

During the six months ended June 30, 2009, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $13,045,077 and $13,946,351, respectively.

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.    SUBSEQUENT EVENTS

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS No. 165"). The Fund has adopted SFAS No. 165, which requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Fund to disclose the date through which subsequent events have been evaluated. Management has evaluated subsequent events through the issuance of these financial statements on August 18, 2009 and has determined that there are no events or transactions that require disclosure or recognition.

SCHWARTZ VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2009) and held until the end of the period (June 30, 2009).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's Prospectus.

--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value  Expenses Paid
                                 January 1, 2009   June 30, 2009  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00      $ 1,091.40      $   8.71
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00      $ 1,016.46      $   8.40
--------------------------------------------------------------------------------

*     Expenses are equal to the Fund's annualized expense ratio of 1.68% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 181/365 (to reflect the one-half year period).

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund's Advisory Agreement with the Adviser. The approval took place at an in-person meeting held on February 14, 2009.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreement. The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Advisory Agreement and whether the Advisory Agreement continues to be in the best interest of the Fund and its shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of the Fund with those of comparable investment companies; (2) comparative performance information; (3) the Adviser's revenues and costs of providing services to the Fund; and (4) information about the Adviser's personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser; (2) the fees charged for those services and the Adviser's profitability with respect to the Fund (and the methodology by which that profit was calculated); (3) the Fund's performance; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and also met in a private session with independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser's key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser's compliance programs, and the Adviser's role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Fund in their deliberations. The Trustees considered the Fund's historical performance over various periods ended December 31, 2008, as it compared to the returns of relevant indices and similarly managed mutual funds.

The Trustees reviewed the Adviser's analysis of its profitability from the Advisory Agreements for the year ended December 31, 2008. The Trustees considered that the Adviser may receive, in addition to the advisory fee, various research services as a result of the placement of the Fund's portfolio brokerage. The Trustees concluded that the Adviser possessed the fundamental resources necessary to serve as adviser to the Fund, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to serve as adviser.

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

In reviewing the fees payable under the Advisory Agreement, the Trustees reviewed the advisory fee paid by the Fund under the Advisory Agreement (1% per annum of average net assets) and compared such fee to the advisory fee ratios of similar mutual funds. The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund's shareholders, including the fact that the Adviser is not actively marketing the Fund. Given that the Fund's asset levels are lower than most comparable similarly managed funds, the Trustees also considered the effect of the Fund's potential growth and size on its performance and fees. In evaluating the Fund's advisory fees, the Trustees took into account the quality of the investment management of the Fund. In view of these factors, the Trustees determined to forego implementing break points in the Fund's fee schedule at the current time. The Trustees concluded that, based upon the investment strategies and the long-term performance of the Fund, the advisory fees paid by the Fund are reasonable.

In approving the Advisory Agreement, the Independent Trustees reached the following additional conclusions: (1) the Independent Trustees noted the qualifications of key personnel of the Adviser that work with the Fund and concluded that the nature, extent and quality of services provided by the Adviser to the Fund are acceptable; (2) the Independent Trustees believe that the Fund's performance over the past year, given the market climate, has been satisfactory; and (3) while the advisory fees paid by the Fund are in the higher range of fees for comparably managed funds, the Independent Trustees believe that the quality of investment advisory services provided by the Adviser has been appropriate and that a contributing factor to higher expenses is the relatively small size of the Fund. The Independent Trustees also reviewed and considered the "fallout benefits" to, and the profitability of, the Adviser with regards to its management of the Fund, concluding that the Adviser's profitability was not excessive, given the quality and scope of services provided by the Adviser and the investment performance of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interest of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

SCHWARTZ VALUE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
================================================================================
Schwartz Value Fund (the "Fund") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Because the Adviser believes small companies can offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund's investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

BOARD OF TRUSTEES
George P. Schwartz, CFA, Chairman
John E. Barnds
Peter F. Barry
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer/CCO
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Shanda S. Gentry, Assistant Vice President

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                           SCHWARTZ INVESTMENT TRUST
--------------------------------------------------------------------------------

                 ---------
                 AVE MARIA
                 ---------
                   MUTUAL
                   FUNDS
                 ---------

      AVE MARIA CATHOLIC VALUES FUND
          AVE MARIA GROWTH FUND
      AVE MARIA RISING DIVIDEND FUND
        AVE MARIA OPPORTUNITY FUND
           AVE MARIA BOND FUND

                                            UNAUDITED
                                       SEMI-ANNUAL REPORT
                                          JUNE 30, 2009

SHAREHOLDER ACCOUNTS                                       CORPORATE OFFICES
  c/o Ultimus Fund                                         3707 W. Maple Road
   Solutions, LLC              [GRAPHIC OMITTED]               Suite 100
   P.O. Box 46707                                     Bloomfield Hills, MI 48301
Cincinnati, OH 45246
   (888) 726-9331

Dear Shareowner of:

      Ave Maria Catholic Values Fund(AVEMX)
      Ave Maria Growth Fund (AVEGX)
      Ave Maria Rising Dividend Fund (AVEDX)
      Ave Maria Opportunity Fund (AVESX)
      Ave Maria Bond Fund (AVEFX)
      Ave Maria Money Market Account

In the 2008 annual report, I mentioned that a massive cash hoard of $4 trillion, then sitting on the sidelines yielding essentially zero, represented fuel for a potentially explosive stock market rally. It has happened. Since March 9th, the U.S. stock markets are up 40%+. Early March was a great buying opportunity - maybe the opportunity of a lifetime. As always, the best investments are made in the aftermath of a sharp market sell-off.

So now, many shareholders have asked if the stock market has gotten ahead of itself. The quick answer is, "I don't know, and neither does anyone else." My best judgment is that there is still significant upside to the market in general, and still significant investment opportunities among high-quality, well-selected individual issues. The leading economic indicators including the stock market, are pointing upward. The rally since March 9th is probably a harbinger of improving corporate profits and more robust growth ahead.

Special mention should be made of our two 5-star rated Funds (by Morningstar*)-The Ave Maria Rising Dividend Fund and the Ave Maria Growth Fund. Five stars means both Funds are in the top 10% of their category. Rick Platte, the lead portfolio manager of the Ave Maria Rising Dividend Fund, has done a remarkable job of stock selection to produce such fine results. The Ave Maria Growth Fund was recently awarded the 2009 Lipper Fund Award*, having been ranked #1 of 653 funds in its category for the three years ended December 31, 2008. There, Jim Bashaw is the lead portfolio manager. If you have the good fortune to meet Jim, bow deeply.

In their fervent search for great investment opportunities, the portfolio managers of all the Ave Maria Mutual Funds screen out companies based on the moral guidelines established by our Catholic Advisory Board.

Due to our Board of Trustees' retirement policy, Peter F. Barry recently attended his last board meeting. In addition, our founding Chairman, Gregory J. Schwartz, retired in February, 2009. Both of these outstanding gentlemen provided many years of insightful and wise counsel, and they will surely be missed.

Sincerely,

/s/ George P. Schwartz

George P. Schwartz, CFA
Chairman & President
August 7, 2009

* Detailed information regarding the Morningstar and Lipper ratings/rankings are included in the relevant fund letters. Please review that information closely.


The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
================================================================================

Ave Maria Catholic Values Fund:
      Portfolio Manager Commentary..........................................   1
      Ten Largest Equity Holdings...........................................   3
      Asset Allocation......................................................   3
      Schedule of Investments...............................................   4

Ave Maria Growth Fund:
      Portfolio Manager Commentary..........................................   8
      Ten Largest Equity Holdings...........................................  10
      Asset Allocation......................................................  10
      Schedule of Investments...............................................  11

Ave Maria Rising Dividend Fund:
      Portfolio Manager Commentary..........................................  14
      Ten Largest Equity Holdings...........................................  16
      Asset Allocation......................................................  16
      Schedule of Investments...............................................  17

Ave Maria Opportunity Fund:
      Portfolio Manager Commentary..........................................  20
      Ten Largest Equity Holdings...........................................  22
      Asset Allocation......................................................  22
      Schedule of Investments...............................................  23

Ave Maria Bond Fund:
      Portfolio Manager Commentary..........................................  26
      Ten Largest Holdings..................................................  27
      Asset Allocation......................................................  27
      Schedule of Investments...............................................  28

Statements of Assets and Liabilities........................................  32

Statements of Operations....................................................  33

Statements of Changes in Net Assets:
   Ave Maria Catholic Values Fund...........................................  34
   Ave Maria Growth Fund....................................................  35
   Ave Maria Rising Dividend Fund...........................................  36
   Ave Maria Opportunity Fund...............................................  37
   Ave Maria Bond Fund......................................................  38

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS (CONTINUED)
================================================================================

Financial Highlights:
   Ave Maria Catholic Values Fund............................................ 39
   Ave Maria Growth Fund..................................................... 40
   Ave Maria Rising Dividend Fund............................................ 41
   Ave Maria Opportunity Fund................................................ 42
   Ave Maria Bond Fund - Class I............................................. 43
   Ave Maria Bond Fund - Class R............................................. 44

Notes to Financial Statements................................................ 45

About Your Funds' Expenses................................................... 53

Other Information............................................................ 56

Approval of Advisory Agreements.............................................. 57


THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE AVE MARIA MUTUAL FUNDS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS. TO OBTAIN A COPY OF THE PROSPECTUS, PLEASE VISIT OUR WEBSITE WWW.AVEMARIAFUNDS.COM OR CALL 1-888-726-9331 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE AVE MARIA MUTUAL FUNDS ARE DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, IS AVAILABLE AT THE AVE MARIA FUNDS WEBSITE AT WWW.AVEMARIAFUNDS.COM OR BY CALLING 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund had a total return of 8.4% for the six months ended June 30, 2009. The return for the S&P 500 Index was 3.2%, and the S&P 400 MidCap Index returned 8.5%.

Since inception on May 1, 2001, the cumulative and annualized returns of the Fund compared to its benchmarks were:

                                         Since 5-01-01 Inception through 6-30-09
                                                     Total Returns
                                         ---------------------------------------
                                                Cumulative    Annualized
                                                ----------    ----------
      Ave Maria Catholic Values Fund (AVEMX)       22.7%          2.5%
      S&P 500 Index                               -15.3%         -2.0%
      S&P 400 MidCap Index                         24.6%          2.7%

Last January, in our annual shareholder letter we commented enthusiastically on the many opportunities to purchase the shares of great companies at depressed prices. Pessimism prevailed and the economic outlook was bleak, but we noted that bear markets bottom before news headlines improve. Our confidence was sorely tested over the following two months as the S&P 500 Index declined another 26% to a price level not seen since 1996. However, true to form and defying conventional logic, from a low in early March, the market rose 36% to finish the first half of 2009 with a positive return. Only recently have signs of economic stabilization and recovery appeared.

This rising market tide lifted most stocks with little regard for valuation and quality, presenting additional opportunities to take some profits and upgrade the stocks in the Fund. Consequently, the portfolio has experienced higher than usual turnover as we eliminated seventeen holdings. Ross Stores, Inc. and Dollar Tree, Inc. were sold because they had appreciated beyond our estimate of intrinsic value. Belden, Inc., Brunswick Corporation, Alcoa, Inc., Synovus Financial Corporation, BB&T Corporation and Trinity Industries, Inc. were sold due to balance sheet deterioration. Frontier Oil Corporation, Patterson-UTI Energy, Inc., Manpower, Inc., Rofin-Sinar Technologies, Inc., and The Toro Company. were eliminated due to deteriorating business fundamentals. Finally, Arrow Electronics, Inc., Logitech International, MTS Systems Corporation, and Stratasys, Inc. were sold in favor of larger technology companies with stronger market positions and positive earnings outlooks; namely, Cisco Systems, Inc., Mettler-Toledo International, Inc. and Dell, Inc. Other new positions are Schlumberger Ltd. and Suncor Energy, Inc. (Energy), Varian Medical Systems, Inc. and Patterson Companies, Inc. (Dental), Markel Corporation (Insurance), Avon Products, Inc. (Direct Sales Retail), and Lowes

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

Companies, Inc. (Home Improvement Retail). All of these companies are characterized by positive cash flow generation, strong market positions and good management. As always, they also comply with the moral screens established by the Fund's Catholic Advisory Board.

Six month Fund performance was positively impacted by the 100% plus stock price appreciation of General Cable Corporation (Industrial Capital Goods) and Chico's FAS, Inc. (Retail). Strong rebounds in the prices of many Consumer Discretionary stocks such as Gentex Corporation (Automotive), Thor Industries, Inc. (RV's), and Avon Products, Inc. also helped. Other positive performance contributors were B.E. Aerospace, Inc. (Commercial Aircraft Parts), Teradata Corporation (Technology) and Kinetic Concepts, Inc. (Medical Equipment). Underperformers include Lincoln Electric Holdings, Inc., Belden, Inc., Trinity Industries, Inc. and Caterpillar, Inc. (Industrial Capital Goods), Synovus Financial Corporation and BB&T Corporation (Banking); and The Sherwin Williams Company and Simpson Manufacturing Company, Inc., (Building Related). As previously mentioned, a number of these laggards were sold in favor of companies with stronger financials and better long-term prospects.

The current recession appears to be nearing an end and the economy and corporate profits could recover over the next several quarters. However, as an aftermath of the global financial crisis, capital will remain less available and more expensive. Companies with strong balance sheets that generate high returns on invested capital and free cash flow will have a substantial advantage over those that rely on the capital markets to finance their growth. Because of our focus on companies with extremely strong financial conditions and good business characteristics, we believe that the portfolio is well-positioned for the current environment.

Thanks for your continued commitment to the Fund.

/s/ George P. Schwartz                          /s/ Gregory R. Heilman

George P. Schwartz, CFA                         Gregory R. Heilman, CFA
Co-Portfolio Manager                            Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2009 (UNAUDITED)
================================================================================
                                                             MARKET     % OF
    SHARES   COMPANY                                         VALUE   NET ASSETS
--------------------------------------------------------------------------------
   775,000   Meadowbrook Insurance Group, Inc. .........   $5,060,750    3.7%
   425,000   Gentex Corporation ........................    4,930,000    3.6%
   115,000   General Cable Corporation .................    4,321,700    3.1%
   190,000   Halliburton Company .......................    3,933,000    2.8%
   160,000   Zebra Technologies Corporation - Class A ..    3,785,600    2.7%
    70,000   Sherwin-Williams Company (The) ............    3,762,500    2.7%
   260,000   BE Aerospace, Inc. ........................    3,733,600    2.7%
    45,000   Burlington Northern Santa Fe Corporation ..    3,309,300    2.4%
    60,000   United Technologies Corporation ...........    3,117,600    2.3%
   185,000   Western Union Company (The) ...............    3,034,000    2.2%


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                         % OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ............................................     17.7%
Consumer Staples ..................................................      1.6%
Energy ............................................................     13.2%
Financials ........................................................     15.1%
Health Care .......................................................     10.7%
Industrials .......................................................     21.7%
Information Technology ............................................     11.5%
Materials .........................................................      3.6%
Exchange-Traded Funds .............................................      1.0%

Cash Equivalents, Other Assets and Liabilities.....................      3.9%
                                                                       ------
                                                                       100.0%
                                                                       ======

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================
COMMON STOCKS -- 95.1%                                    SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.7%
   AUTO COMPONENTS -- 4.5%
      Gentex Corporation ..........................      425,000   $  4,930,000
      Johnson Controls, Inc. ......................       60,000      1,303,200
                                                                   ------------
                                                                      6,233,200
                                                                   ------------
   AUTOMOBILES -- 1.6%
      Harley-Davidson, Inc. .......................       80,000      1,296,800
      Thor Industries, Inc. .......................       50,000        918,500
                                                                   ------------
                                                                      2,215,300
                                                                   ------------
   DISTRIBUTORS -- 2.1%
      Genuine Parts Company .......................       85,000      2,852,600
                                                                   ------------

   HOUSEHOLD DURABLES -- 0.4%
      Craftmade International, Inc. * .............      250,000        535,000
                                                                   ------------

   SPECIALTY RETAIL -- 6.7%
      Bed Bath & Beyond, Inc. * ...................       35,000      1,076,250
      Chico's FAS, Inc. * .........................      200,000      1,946,000
      Lowe's Companies, Inc. ......................      130,000      2,523,300
      Sherwin-Williams Company (The) ..............       70,000      3,762,500
                                                                   ------------
                                                                      9,308,050
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 2.4%
      Coach, Inc. .................................       75,000      2,016,000
      VF Corporation ..............................       25,000      1,383,750
                                                                   ------------
                                                                      3,399,750
                                                                   ------------
CONSUMER STAPLES -- 1.6%
   PERSONAL PRODUCTS -- 1.6%
      Avon Products, Inc. .........................       85,000      2,191,300
                                                                   ------------

ENERGY -- 13.2%
   ENERGY EQUIPMENT & SERVICES -- 5.8%
      Halliburton Company .........................      190,000      3,933,000
      ION Geophysical Corporation * ...............      725,000      1,863,250
      Schlumberger Ltd. ...........................       40,000      2,164,400
                                                                   ------------
                                                                      7,960,650
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 7.4%
      Exxon Mobil Corporation .....................       40,000      2,796,400
      Forest Oil Corporation * ....................      180,000      2,685,600
      Peabody Energy Corporation ..................       55,000      1,658,800
      Southwestern Energy Company * ...............       50,000      1,942,500
      Suncor Energy, Inc. .........................       40,000      1,213,600
                                                                   ------------
                                                                     10,296,900
                                                                   ------------
FINANCIALS -- 15.1%
   COMMERCIAL BANKS -- 1.5%
      Comerica, Inc. ..............................      100,000      2,115,000
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 95.1% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 15.1% (CONTINUED)
   INSURANCE -- 11.2%
      Alleghany Corporation * .....................        7,000   $  1,897,000
      American Safety Insurance Holdings Ltd. * ...       34,000        462,740
      Everest Re Group Ltd. .......................       25,000      1,789,250
      Hanover Insurance Group, Inc. (The) .........       75,000      2,858,250
      Markel Corporation * ........................        4,500      1,267,650
      Meadowbrook Insurance Group, Inc. ...........      775,000      5,060,750
      Unico American Corporation ..................      282,945      2,164,529
                                                                   ------------
                                                                     15,500,169
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.4%
      Annaly Capital Management, Inc. .............       75,000      1,135,500
      Hatteras Financial Corporation ..............       40,000      1,143,600
      HCP, Inc. ...................................       50,000      1,059,500
                                                                   ------------
                                                                      3,338,600
                                                                   ------------
HEALTH CARE -- 10.7%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 6.6%
      Beckman Coulter, Inc. .......................       20,000      1,142,800
      Kinetic Concepts, Inc. * ....................      100,000      2,725,000
      Neogen Corporation * ........................       50,000      1,449,000
      Stryker Corporation .........................       55,000      2,185,700
      Varian Medical Systems, Inc. * ..............       45,000      1,581,300
                                                                   ------------
                                                                      9,083,800
                                                                   ------------
   HEALTH CARE PROVIDERS & SERVICES -- 1.3%
      Patterson Companies, Inc. * .................       85,000      1,844,500
                                                                   ------------

   LIFE SCIENCES TOOLS & SERVICES -- 2.8%
      Mettler-Toledo International, Inc. * ........       20,000      1,543,000
      Waters Corporation * ........................       45,000      2,316,150
                                                                   ------------
                                                                      3,859,150
                                                                   ------------
INDUSTRIALS -- 21.7%
   AEROSPACE & DEFENSE -- 6.5%
      BE Aerospace, Inc. * ........................      260,000      3,733,600
      General Dynamics Corporation ................       40,000      2,215,600
      United Technologies Corporation .............       60,000      3,117,600
                                                                   ------------
                                                                      9,066,800
                                                                   ------------
   BUILDING PRODUCTS -- 1.4%
      Simpson Manufacturing Company, Inc. .........       90,000      1,945,800
                                                                   ------------

   CONSTRUCTION & ENGINEERING -- 1.7%
      Foster Wheeler AG * .........................      100,000      2,375,000
                                                                   ------------

   ELECTRICAL EQUIPMENT -- 3.1%
      General Cable Corporation * .................      115,000      4,321,700
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 95.1% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 21.7% (CONTINUED)
   MACHINERY -- 6.6%
      Caterpillar, Inc. ...........................       65,000   $  2,147,600
      Graco, Inc. .................................      115,000      2,532,300
      Illinois Tool Works, Inc. ...................       60,000      2,240,400
      Lincoln Electric Holdings, Inc. .............       60,000      2,162,400
                                                                   ------------
                                                                      9,082,700
                                                                   ------------
   ROAD & RAIL -- 2.4%
      Burlington Northern Santa Fe Corporation .. .       45,000      3,309,300
                                                                   ------------

INFORMATION TECHNOLOGY -- 11.5%
   COMMUNICATIONS EQUIPMENT -- 3.2%
      ADTRAN, Inc. ................................       90,000      1,932,300
      Cisco Systems, Inc. * .......................      135,000      2,516,400
                                                                   ------------
                                                                      4,448,700
                                                                   ------------
   COMPUTERS & PERIPHERALS -- 3.4%
      Dell, Inc. * ................................      125,000      1,716,250
      Teradata Corporation * ......................      125,000      2,928,750
                                                                   ------------
                                                                      4,645,000
                                                                   ------------
   IT SERVICES -- 2.2%
      Western Union Company (The) .................      185,000      3,034,000
                                                                   ------------

   OFFICE ELECTRONICS -- 2.7%
      Zebra Technologies Corporation - Class A * ..      160,000      3,785,600
                                                                   ------------

MATERIALS -- 3.6%
   CHEMICALS -- 3.6%
      Balchem Corporation .........................       70,000      1,716,400
      FMC Corporation .............................       40,000      1,892,000
      RPM International, Inc. .....................      100,000      1,404,000
                                                                   ------------
                                                                      5,012,400
                                                                   ------------

TOTAL COMMON STOCKS (Cost $137,929,873) ...........                $131,760,969
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 1.0%                             SHARES   MARKET VALUE
--------------------------------------------------------------------------------
SPDR Gold Trust * (Cost $1,409,811) .............         15,000   $  1,367,700
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 4.4%                                SHARES   MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 0.24% (a) (Cost $6,048,772)   6,048,772   $  6,048,772
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.5%
   (Cost $145,388,456) ............................                $139,177,441

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%) ...                    (698,618)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $138,478,823
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2009.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

For the six months ended June 30, 2009, the Ave Maria Growth Fund had a total return of 6.9% compared with 3.2% for the S&P 500 Index. For the three years ended June 30, 2009, the Fund's total return was -5.2% annualized compared with -8.2% for the Index; and, for the five years ended June 30th, the Fund returned 1.3% annualized compared with -2.2% for the Index. Since inception (May 1, 2003), the Fund's total return was 5.7% annualized compared with 2.1% annualized for the Index.

The top five performing issues in the Fund for the first six months of 2009 were:

      Coach, Inc. (Apparel, Accessories & Luxury Goods)                    41.4%
      Dionex Corporation (Instrumentation)                                 36.1%
      VCA Antech, Inc. (Veterinary Health Care)                            34.3%
      Ross Stores, Inc. (Retail Apparel)                                   31.0%
      Beckman Coulter, Inc. (Health Care Equipment)                        30.9%

The bottom five performing issues were:

      Clarcor, Inc. (Filtration & Packing Products)                       -11.5%
      Exxon-Mobil Corporation (Integrated Oil & Gas)                      -11.4%
      C.R. Bard, Inc. (Health Care Equipment)                             -10.1%
      The Toro Company (Turf Maintenance Equipment)                        -8.5%
      Landstar System, Inc. (Trucking)                                     -6.2%

In April of this year, your Fund received the Lipper Fund Award for Best Multi-Cap Core Fund for the 3-year period ended December 31, 2008 at the 2009 Lipper Fund Awards held in New York City. The Fund was ranked 1st out of 653 funds in its category. The Lipper Fund Awards program highlights funds that have excelled in delivering consistently strong risk-adjusted performance, relative to their peers. In addition, as of June 30, 2009, the Fund was rated 5 stars by Morningstar*; placing the Fund's 5-year and overall investment performance within the top ten percent of Morningstar's Mid-Cap Growth category. For the 3-year period ended June 30, 2009, the Fund was rated 4 stars by Morningstar.

Respectfully,

/s/ James L. Bashaw

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

* Morningstar rated the Fund among 794, 794, 658 and 331 Mid-Cap Growth funds for the overall rating and the 3-, 5-, and 10-year periods (as applicable) ending 06/30/2009, respectively. Morningstar Ratings(TM) are based on risk-adjusted returns. The Overall Morningstar Rating(TM) is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

For funds with at least a 3-year history, a Morningstar Rating(TM) is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating(TM) is for the retail share class only; other classes may have different performance characteristics.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2009 (UNAUDITED)
================================================================================
    SHARES   COMPANY                             MARKET VALUE    % OF NET ASSETS
--------------------------------------------------------------------------------
   124,200   Amphenol Corporation - Class A ..   $  3,929,688         4.2%
    59,900   Dionex Corporation ..............      3,655,697         3.9%
    76,600   Kellogg Company .................      3,567,262         3.8%
    53,800   Occidental Petroleum Corporation       3,540,578         3.8%
   196,200   Rollins, Inc. ...................      3,396,222         3.6%
    55,000   Danaher Corporation .............      3,395,700         3.6%
    98,300   McCormick & Company, Inc. .......      3,197,699         3.4%
   160,200   Brown & Brown, Inc. .............      3,192,786         3.4%
    83,125   XTO Energy, Inc. ................      3,170,388         3.4%
    93,600   Accenture Ltd. - Class A ........      3,131,856         3.3%


ASSET ALLOCATION (UNAUDITED)
================================================================================
SECTOR                                                           % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ........................................      13.3%
Consumer Staples ..............................................       7.2%
Energy ........................................................      10.3%
Financials ....................................................       8.3%
Health Care ...................................................      22.3%
Industrials ...................................................      26.9%
Information Technology ........................................      11.1%

Cash Equivalents, Other Assets and Liabilities ................       0.6%
                                                                    ------
                                                                    100.0%
                                                                    ======

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================
COMMON STOCKS -- 99.4%                                    SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.3%
   AUTO COMPONENTS -- 1.9%
      Johnson Controls, Inc. ......................       81,900   $  1,778,868
                                                                   ------------

   AUTOMOBILES -- 0.8%
      Harley-Davidson, Inc. .......................       47,300        766,733
                                                                   ------------

   LEISURE EQUIPMENT & PRODUCTS -- 2.7%
      Polaris Industries, Inc. ....................       78,500      2,521,420
                                                                   ------------

   SPECIALTY RETAIL -- 4.8%
      Bed Bath & Beyond, Inc. * ...................       60,100      1,848,075
      Ross Stores, Inc. ...........................       69,300      2,674,980
                                                                   ------------
                                                                      4,523,055
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 3.1%
      Coach, Inc. .................................      106,000      2,849,280
                                                                   ------------

CONSUMER STAPLES -- 7.2%
   FOOD PRODUCTS -- 7.2%
      Kellogg Company .............................       76,600      3,567,262
      McCormick & Company, Inc. ...................       98,300      3,197,699
                                                                   ------------
                                                                      6,764,961
                                                                   ------------
ENERGY -- 10.3%
   OIL, GAS & CONSUMABLE FUELS -- 10.3%
      Exxon Mobil Corporation .....................       41,400      2,894,274
      Occidental Petroleum Corporation ............       53,800      3,540,578
      XTO Energy, Inc. ............................       83,125      3,170,388
                                                                   ------------
                                                                      9,605,240
                                                                   ------------
FINANCIALS -- 8.3%
   CAPITAL MARKETS -- 4.9%
      Eaton Vance Corporation .....................       59,000      1,578,250
      SEI Investments Company .....................      163,900      2,956,756
                                                                   ------------
                                                                      4,535,006
                                                                   ------------
   INSURANCE -- 3.4%
      Brown & Brown, Inc. .........................      160,200      3,192,786
                                                                   ------------

HEALTH CARE -- 22.3%
   BIOTECHNOLOGY -- 1.8%
      Gilead Sciences, Inc. * .....................       35,000      1,639,400
                                                                   ------------

   HEALTH CARE EQUIPMENT & SUPPLIES -- 9.9%
      Beckman Coulter, Inc. .......................       23,300      1,331,362
      C.R. Bard, Inc. .............................       38,800      2,888,660
      Stryker Corporation .........................       56,800      2,257,232
      Varian Medical Systems, Inc. * ..............       78,800      2,769,032
                                                                   ------------
                                                                      9,246,286
                                                                   ------------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 99.4% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 22.3% (CONTINUED)
   HEALTH CARE PROVIDERS & SERVICES -- 4.1%
      Patterson Companies, Inc. * .................       55,500   $  1,204,350
      VCA Antech, Inc. * ..........................      100,000      2,670,000
                                                                   ------------
                                                                      3,874,350
                                                                   ------------
   LIFE SCIENCES TOOLS & SERVICES -- 6.5%
      Dionex Corporation * ........................       59,900      3,655,697
      Mettler-Toledo International, Inc. * ........       31,900      2,461,085
                                                                   ------------
                                                                      6,116,782
                                                                   ------------
INDUSTRIALS -- 26.9%
   AEROSPACE & DEFENSE -- 3.1%
      General Dynamics Corporation ................       51,700      2,863,663
                                                                   ------------

   AIR FREIGHT & LOGISTICS -- 1.7%
      Expeditors International of Washington, Inc.        49,100      1,636,994
                                                                   ------------

   COMMERCIAL SERVICES & SUPPLIES -- 3.6%
      Rollins, Inc. ...............................      196,200      3,396,222
                                                                   ------------

   ELECTRICAL EQUIPMENT -- 3.0%
      AMETEK, Inc. ................................       82,200      2,842,476
                                                                   ------------

   MACHINERY -- 12.9%
      CLARCOR, Inc. ...............................       56,800      1,657,992
      Danaher Corporation .........................       55,000      3,395,700
      Donaldson Company, Inc. .....................       61,400      2,126,896
      Graco, Inc. .................................      100,200      2,206,404
      Toro Company (The) ..........................       88,900      2,658,110
                                                                   ------------
                                                                     12,045,102
                                                                   ------------
   ROAD & RAIL -- 2.6%
      Landstar System, Inc. .......................       67,500      2,423,925
                                                                   ------------

INFORMATION TECHNOLOGY -- 11.1%
   COMMUNICATIONS EQUIPMENT -- 1.3%
      Cisco Systems, Inc. * .......................       66,000      1,230,240
                                                                   ------------

   COMPUTERS & PERIPHERALS -- 2.3%
      Hewlett-Packard Company .....................       55,000      2,125,750
                                                                   ------------

   ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS -- 4.2%
      Amphenol Corporation - Class A ..............      124,200      3,929,688
                                                                   ------------

   IT SERVICES -- 3.3%
      Accenture Ltd. - Class A ....................       93,600      3,131,856
                                                                   ------------

TOTAL COMMON STOCKS (Cost $101,382,889) ...........                $ 93,040,083
                                                                   ------------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 0.7%                                SHARES   MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 0.24% (a) (Cost $614,663)       614,663   $    614,663
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.1%
   (Cost $101,997,552) ............................                $ 93,654,746

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) ...                     (57,014)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 93,597,732
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2009.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

2009 began much as 2008 ended with stock prices pressured by panic selling. But the picture changed dramatically in the second quarter with stocks up significantly. (It was the best quarter for stocks, as measured by the S&P 500 Index, since 1998.) During the second quarter, the Ave Maria Rising Dividend Fund was up 14.8% making it the best quarter ever for the Fund. This compared with 15.9% and 15.3% for the S&P 500 Index and the S&P 500 Dividend Aristocrat Index, respectively. For the six months ended June 30, the Fund logged a return of 2.7% versus 3.2% and 0.5% for the S&P 500 and Dividend Aristocrats, respectively. For the 3-year and overall period ended June 30, 2009, the Fund earned the coveted 5-star rating by Morningstar* for its performance in Mid-Cap Value Category.

During the first half of 2009, positive contributions to overall performance came from energy stocks (Schlumberger Ltd., Peabody Energy Corporation and Halliburton Company) as well as discount retailers (Ross Stores, Inc. and Family Dollar Stores, Inc.) and Avon Products, Inc. (cosmetics). Financials and other economically sensitive stocks were the greatest drag on performance, including R.R. Donnelley & Sons Company (printing services), United Bankshares, Inc., BB&T Corporation and Synovus Financial Corporation (banking), Mercury General Corporation (insurance) and Caterpillar, Inc. (heavy equipment).

Reflecting the considerable turmoil in the market and the opportunities this provided to purchase interests in well run companies at very attractive prices, we added a number of new positions to the portfolio in the first half of 2009. Those included: 3M Company (diversified manufacturing); Comerica, Inc. (banking): Emerson Electric Company (electrical and electronic products); FPL Group, Inc. (Florida based utility): Jack Henry & Associates, Inc. (systems for banks); Meridian Bioscience, Inc. (diagnostic test kits); Nintendo Company Ltd. (electronic games); and The Procter & Gamble Company (household products). We also eliminated or reduced several positions because of concerns about deteriorating fundamentals or to purchase better relative values.

As you know, we focus on investing in exceptional companies which have with regularity increased sales, earnings and, importantly dividends. In the midst of this brutal recession, many companies have been forced to reduce their dividends. In fact, S&P recently reported that the number of companies reducing their dividends was the greatest in half a century. Fortunately, of the 42 companies in our portfolio, 15 raised their dividends during the first half of 2009 while only three reduced their dividends. When the economy recovers, as we expect it will, our portfolio

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

companies should do extremely well, having trimmed their cost structures and improved their market positions.

Your participation in the Ave Maria Rising Dividend Fund is appreciated.

With best regards,

/s/ George P. Schwartz                     /s/ Richard L. Platte, Jr.

George P. Schwartz, CFA                    Richard L. Platte, Jr., CFA
Co-Portfolio Manager                       Co-Portfolio Manager


* Morningstar rated the Fund among 332, 332, 245 and 87 Mid-Cap Value funds for the overall rating and the 3-, 5-, and 10-year periods (as applicable) ending 06/30/2009, respectively. Morningstar Ratings(TM) are based on risk-adjusted returns. The Overall Morningstar Rating(TM) is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

For funds with at least a 3-year history, a Morningstar Rating(TM) is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating(TM) is for the retail share class only; other classes may have different performance characteristics.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2009 (UNAUDITED)
================================================================================
  SHARES   COMPANY                                MARKET VALUE   % OF NET ASSETS
--------------------------------------------------------------------------------
  50,000   Schlumberger Ltd. ...................   $2,705,500         3.4%
 100,000   Avon Products, Inc. .................    2,578,000         3.2%
  65,000   Ross Stores, Inc. ...................    2,509,000         3.1%
  45,000   Sherwin-Williams Company (The) ......    2,418,750         3.0%
  40,000   3M Company ..........................    2,404,000         3.0%
  32,000   Burlington North Santa Fe Corporation    2,353,280         3.0%
  45,000   Procter & Gamble Company (The) ......    2,299,500         2.9%
 110,000   Halliburton Company .................    2,277,000         2.8%
  90,000   Paychex, Inc. .......................    2,268,000         2.8%
 100,000   Sysco Corporation ...................    2,248,000         2.8%


ASSET ALLOCATION (UNAUDITED)
================================================================================
SECTOR                                                           % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ........................................      18.5%
Consumer Staples ..............................................      14.0%
Energy ........................................................      10.2%
Financials ....................................................       7.4%
Health Care ...................................................      10.8%
Industrials ...................................................      22.0%
Information Technology ........................................       6.4%
Materials .....................................................       2.6%
Utilities .....................................................       2.1%

Cash Equivalents, Other Assets and Liabilities ................       6.0%
                                                                    ------
                                                                    100.0%
                                                                    ======

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================
COMMON STOCKS -- 94.0%                                    SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 18.5%
   AUTOMOBILES -- 2.0%
      Harley-Davidson, Inc. .......................      100,000   $  1,621,000
                                                                   ------------

   DISTRIBUTORS -- 2.5%
      Genuine Parts Company .......................       60,000      2,013,600
                                                                   ------------

   HOUSEHOLD DURABLES -- 3.1%
      Leggett & Platt, Inc. .......................       60,000        913,800
      Stanley Works (The) .........................       45,000      1,522,800
                                                                   ------------
                                                                      2,436,600
                                                                   ------------
   SPECIALTY RETAIL -- 8.1%
      Cato Corporation (The) - Class A ............       90,000      1,569,600
      Ross Stores, Inc. ...........................       65,000      2,509,000
      Sherwin-Williams Company (The) ..............       45,000      2,418,750
                                                                   ------------
                                                                      6,497,350
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 2.8%
      VF Corporation ..............................       40,000      2,214,000
                                                                   ------------

CONSUMER STAPLES -- 14.0%
   FOOD & STAPLES RETAILING -- 2.8%
      Sysco Corporation ...........................      100,000      2,248,000
                                                                   ------------

   FOOD PRODUCTS -- 5.1%
      Hormel Foods Corporation ....................       62,500      2,158,750
      Kellogg Company .............................       40,000      1,862,800
                                                                   ------------
                                                                      4,021,550
                                                                   ------------
   HOUSEHOLD PRODUCTS -- 2.9%
      Procter & Gamble Company (The) ..............       45,000      2,299,500
                                                                   ------------

   PERSONAL PRODUCTS -- 3.2%
      Avon Products, Inc. .........................      100,000      2,578,000
                                                                   ------------

ENERGY -- 10.2%
   ENERGY EQUIPMENT & SERVICES -- 6.2%
      Halliburton Company .........................      110,000      2,277,000
      Schlumberger Ltd. ...........................       50,000      2,705,500
                                                                   ------------
                                                                      4,982,500
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 4.0%
      Exxon Mobil Corporation .....................       25,000      1,747,750
      Peabody Energy Corporation ..................       47,500      1,432,600
                                                                   ------------
                                                                      3,180,350
                                                                   ------------
FINANCIALS -- 7.4%
   COMMERCIAL BANKS -- 4.3%
      BB&T Corporation ............................       76,000      1,670,480
      Comerica, Inc. ..............................       50,000      1,057,500
      United Bankshares, Inc. .....................       35,000        683,900
                                                                   ------------
                                                                      3,411,880
                                                                   ------------

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 94.0% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 7.4% (CONTINUED)
   INSURANCE -- 3.1%
      HCC Insurance Holdings, Inc. ................       75,000   $  1,800,750
      PartnerRe Ltd. ..............................       10,000        649,500
                                                                   ------------
                                                                      2,450,250
                                                                   ------------
HEALTH CARE -- 10.8%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 8.7%
      Becton, Dickinson and Company ...............       30,000      2,139,300
      DENTSPLY International, Inc. ................       50,000      1,526,000
      Meridian Bioscience, Inc. ...................       75,000      1,693,500
      Stryker Corporation .........................       40,000      1,589,600
                                                                   ------------
                                                                      6,948,400
                                                                   ------------
   HEALTH CARE PROVIDERS & SERVICES -- 2.1%
      Laboratory Corporation of America Holdings *        25,000      1,694,750
                                                                   ------------

INDUSTRIALS -- 22.0%
   AEROSPACE & DEFENSE -- 4.0%
      General Dynamics Corporation ................       30,000      1,661,700
      United Technologies Corporation .............       30,000      1,558,800
                                                                   ------------
                                                                      3,220,500
                                                                   ------------
   ELECTRICAL EQUIPMENT -- 2.7%
      Emerson Electric Company ....................       65,000      2,106,000
                                                                   ------------

   INDUSTRIAL CONGLOMERATES -- 4.3%
      3M Company ..................................       40,000      2,404,000
      Raven Industries, Inc. ......................       40,000      1,024,000
                                                                   ------------
                                                                      3,428,000
                                                                   ------------
   MACHINERY -- 4.2%
      Graco, Inc. .................................       75,000      1,651,500
      PACCAR, Inc. ................................       52,500      1,706,775
                                                                   ------------
                                                                      3,358,275
                                                                   ------------
   ROAD & RAIL -- 3.0%
      Burlington Northern Santa Fe Corporation ....       32,000      2,353,280
                                                                   ------------

   TRADING COMPANIES & DISTRIBUTORS -- 3.8%
      Fastenal Company ............................       30,000        995,100
      W.W. Grainger, Inc. .........................       25,000      2,047,000
                                                                   ------------
                                                                      3,042,100
                                                                   ------------
INFORMATION TECHNOLOGY -- 6.4%
   IT SERVICES -- 2.8%
      Paychex, Inc. ...............................       90,000      2,268,000
                                                                   ------------

   SOFTWARE -- 3.6%
      Jack Henry & Associates, Inc. ...............       80,000      1,660,000
      Nintendo Company Ltd. - ADR .................       35,000      1,206,450
                                                                   ------------
                                                                      2,866,450
                                                                   ------------

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 94.0% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
MATERIALS -- 2.6%
   CHEMICALS -- 2.6%
      RPM International, Inc. .....................      145,000   $  2,035,800
                                                                   ------------

UTILITIES -- 2.1%
   ELECTRIC UTILITIES -- 2.1%
      FPL Group, Inc. .............................       30,000      1,705,800
                                                                   ------------

TOTAL COMMON STOCKS (Cost $81,388,535) ............                $ 74,981,935
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 8.0%                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 0.24% (a) ................    3,727,737   $  3,727,737
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.00% (a) ................    2,618,249      2,618,249
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $6,345,986) ........                $  6,345,986
                                                                   ------------

 TOTAL INVESTMENTS AT MARKET VALUE -- 102.0%
   (Cost $87,734,521) .............................                $ 81,327,921

 LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.0%) ..                  (1,595,162)
                                                                   ------------

 NET ASSETS -- 100.0% .............................                $ 79,732,759
                                                                   ============

ADR - American Depositary Receipt.

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2009.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareowner:

The Ave Maria Opportunity Fund marked its three-year anniversary on May 1, 2009. Accordingly, it became qualified to be rated by Morningstar, a mutual fund rating organization. As of June 30, 2009, the Fund was awarded four stars (out of five) among 661 Small-Blend funds, for the three year period. For the three-month, six month, and one-year periods ended June 30, 2009, the Fund outperformed its primary benchmarks:

                                                         Total Return
                                             -----------------------------------
                                             3 months     6 months     12 months
                                               ended        ended        ended
                                              6/30/09      6/30/09      6/30/09
                                             --------     --------     --------
      Ave Maria Opportunity Fund              +26.1%       +15.9%       -13.4%
      Russell 2000 Index                      +20.7%       + 2.6%       -25.0%
      S&P 600 SmallCap Index                  +21.1%       + 0.7%       -25.3%

For the year ended June 30, 2009, the Fund's performance placed it in the top 3% of 661 Small-Blend funds according to Morningstar. The Fund's performance benefitted from investments in Signet Jewelers Ltd. (retailing), Sparton Corporation (electronic manufacturing services), Teradata Corporation (enterprise data warehousing), Leucadia National Corporation (diversified holding company), Coach, Inc. (retailing) and a handful of oil & gas related companies including Nabors Industries Ltd., Atwood Oceanics, Inc., Rowan Companies, Inc., ENSCO International, Inc. and Forest Oil Corporation. Underperforming stocks during the first six months of the year included Endo Pharmaceuticals Holdings, Inc. (specialty pharmaceuticals), White Mountains Insurance Group Ltd. (insurance) and Forward Air Corporation (transportation).

In selecting equity investments for the Fund, we are increasingly focused on high-quality companies. In our opinion, high-quality companies have several defining characteristics including low debt, high profit margins, high returns on capital deployed, renowned brands, sustainable competitive advantages and above average growth prospects. Not surprisingly, these companies have historically traded at very rich premiums. However, during the stock market turmoil earlier this year when panicky investors were dumping stocks, we were able to establish positions in several of these types of companies at what we considered to be exceedingly attractive prices. These companies include Accenture Ltd. (IT outsourcing and management consulting), Automatic Data Processing, Inc. (payroll processing & outsourcing), Dell, Inc. (computer manufacturing), Stryker Corporation (orthopedic implants and medical equipment) and Nintendo Company Ltd. (video game

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

hardware & software). Nintendo is the world's largest and most profitable video game maker. We believe the company enjoys numerous competitive advantages including dominant video game brands and superb game designers, which helps Nintendo to produce high profit margins and high returns. The balance sheet is pristine - zero debt leverage and excess cash reserves. With very low capital expenditures necessary to operate the business, Nintendo throws off a ton of cash, which it uses to repurchase shares and also pay dividends (current yield 5%).

As of June 30, 2009, the Fund's portfolio contained the common stocks of 46 companies, 14 of which were purchased during the past six months. We sold a few long-time holdings due to price targets being reached or based on valuations that were no longer justified. The stock market rally off the March lows also allowed us the opportunity to sell some positions at significantly higher prices than we paid only a few months ago.

With best regards,

/s/ Timothy S. Schwartz

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
JUNE 30, 2009 (UNAUDITED)
================================================================================
  SHARES   COMPANY                                MARKET VALUE   % OF NET ASSETS
--------------------------------------------------------------------------------
   2,400   White Mountains Insurance Group Ltd.   $    549,384        4.6%
  15,000   Accenture Ltd. - Class A ...........        501,900        4.2%
  12,000   Rockwell Collins, Inc. .............        500,760        4.2%
  14,000   Nintendo Company Ltd. - ADR ........        482,580        4.0%
  13,000   Automatic Data Processing, Inc. ....        460,720        3.8%
   4,745   SPDR Gold Trust ....................        432,649        3.6%
  15,000   Forest Laboratories, Inc. ..........        376,650        3.1%
  10,000   Varian Medical Systems, Inc. .......        351,400        2.9%
  25,000   Patterson-UTI Energy, Inc. .........        321,500        2.7%
   8,000   Stryker Corporation ................        317,920        2.6%


ASSET ALLOCATION (UNAUDITED)
================================================================================
SECTOR                                                           % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ........................................       5.5%
Consumer Staples ..............................................       2.2%
Energy ........................................................      15.7%
Financials ....................................................      14.4%
Health Care ...................................................      11.2%
Industrials ...................................................      15.2%
Information Technology ........................................      20.1%
Exchange-Traded Funds .........................................       3.6%

Cash Equivalents, Other Assets and Liabilities ................      12.1%
                                                                    ------
                                                                    100.0%
                                                                    ======

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================
COMMON STOCKS -- 84.3%                                    SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.5%
   INTERNET & CATALOG RETAIL -- 1.0%
      Stamps.com, Inc. * ..........................       15,000   $    127,200
                                                                   ------------

   MEDIA -- 0.5%
      Value Line, Inc. ............................        1,880         61,795
                                                                   ------------

   SPECIALTY RETAIL -- 2.6%
      Signet Jewelers Ltd. ........................       15,000        312,300
                                                                   ------------

   TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
      Coach, Inc. .................................        2,500         67,200
      K-Swiss, Inc. - Class A .....................       11,700         99,450
                                                                   ------------
                                                                        166,650
                                                                   ------------
CONSUMER STAPLES -- 2.2%
   FOOD & STAPLES RETAILING -- 2.2%
      Sysco Corporation ...........................       12,000        269,760
                                                                   ------------

ENERGY -- 15.7%
   ENERGY EQUIPMENT & SERVICES -- 10.6%
      Atwood Oceanics, Inc. * .....................        6,000        149,460
      ENSCO International, Inc. ...................        6,000        209,220
      Nabors Industries Ltd. * ....................       17,500        272,650
      National Oilwell Varco, Inc. * ..............        2,500         81,650
      Patterson-UTI Energy, Inc. ..................       25,000        321,500
      Rowan Companies, Inc. .......................       12,500        241,500
                                                                   ------------
                                                                      1,275,980
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 5.1%
      Cimarex Energy Company ......................        4,500        127,530
      Rosetta Resources, Inc. * ...................       20,000        175,000
      St. Mary Land & Exploration Company .........        7,500        156,525
      XTO Energy, Inc. ............................        4,000        152,560
                                                                   ------------
                                                                        611,615
                                                                   ------------
FINANCIALS -- 14.4%
   CAPITAL MARKETS -- 2.0%
      Federated Investors, Inc. - Class B .........       10,000        240,900
                                                                   ------------

   DIVERSIFIED FINANCIAL SERVICES -- 2.6%
      Leucadia National Corporation * .............       15,000        316,350
                                                                   ------------

   INSURANCE -- 9.8%
      Alleghany Corporation * .....................          787        213,277
      Markel Corporation * ........................        1,000        281,700
      Meadowbrook Insurance Group, Inc. ...........       20,000        130,600
      White Mountains Insurance Group Ltd. ........        2,400        549,384
                                                                   ------------
                                                                      1,174,961
                                                                   ------------

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.3% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 11.2%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 6.3%
      Kinetic Concepts, Inc. * ....................        3,000   $     81,750
      Stryker Corporation .........................        8,000        317,920
      Varian Medical Systems, Inc. * ..............       10,000        351,400
                                                                   ------------
                                                                        751,070
                                                                   ------------
   PHARMACEUTICALS -- 4.9%
      Endo Pharmaceuticals Holdings, Inc. * .......       12,000        215,040
      Forest Laboratories, Inc. * .................       15,000        376,650
                                                                   ------------
                                                                        591,690
                                                                   ------------
INDUSTRIALS -- 15.2%
   AEROSPACE & DEFENSE -- 9.8%
      Boeing Company (The) ........................        5,000        212,500
      General Dynamics Corporation ................        4,000        221,560
      Northrop Grumman Corporation ................        3,000        137,040
      Precision Castparts Corporation .............        1,500        109,545
      Rockwell Collins, Inc. ......................       12,000        500,760
                                                                   ------------
                                                                      1,181,405
                                                                   ------------
   INDUSTRIAL CONGLOMERATES -- 1.5%
      3M Company ..................................        3,000        180,300
                                                                   ------------

   MACHINERY -- 1.7%
      Trinity Industries, Inc. ....................       15,000        204,300
                                                                   ------------

   PROFESSIONAL SERVICES -- 2.2%
      Sparton Corporation * .......................       90,550        262,595
                                                                   ------------

INFORMATION TECHNOLOGY -- 20.1%
   COMMUNICATIONS EQUIPMENT -- 0.7%
      Harris Corporation ..........................        3,000         85,080
                                                                   ------------

   COMPUTERS & PERIPHERALS -- 3.1%
      Dell, Inc. * ................................       10,000        137,300
      Teradata Corporation * ......................       10,000        234,300
                                                                   ------------
                                                                        371,600
                                                                   ------------
   ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS -- 3.9%
      Arrow Electronics, Inc. * ...................        5,000        106,200
      Avnet, Inc. * ...............................        5,000        105,150
      Ingram Micro, Inc. - Class A * ..............       10,000        175,000
      MTS Systems Corporation .....................        4,000         82,600
                                                                   ------------
                                                                        468,950
                                                                   ------------
   IT SERVICES -- 8.0%
      Accenture Ltd. - Class A ....................       15,000        501,900
      Automatic Data Processing, Inc. .............       13,000        460,720
                                                                   ------------
                                                                        962,620
                                                                   ------------
   OFFICE ELECTRONICS -- 0.4%
      Zebra Technologies Corporation - Class A * ..        2,000         47,320
                                                                   ------------

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.3% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 20.1% (CONTINUED)
   SOFTWARE -- 4.0%
      Nintendo Company Ltd. - ADR .................       14,000   $    482,580
                                                                   ------------

TOTAL COMMON STOCKS (Cost $8,866,866) .............                $ 10,147,021
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 3.6%                             SHARES   MARKET VALUE
--------------------------------------------------------------------------------
SPDR Gold Trust * (Cost $410,954) .................        4,745   $    432,649
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 11.8%                               SHARES   MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 0.24% (a) ................      513,828   $    513,828
Federated Treasury Obligations Fund -
   Institutional Shares, 0.06% (a) ................      395,657        395,657
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.00% (a) ................      511,918        511,918
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $1,421,403) ........                $  1,421,403
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 99.7%
   (Cost $10,699,223) .............................                $ 12,001,073

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3% .....                      34,125
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 12,035,198
                                                                   ============

ADR - American Depositary Receipt.

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2009.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

Through the first six months of 2009, the Ave Maria Bond Fund (Class R shares) had a positive return of 2.8%. This compares favorably with a return of 1.6% for the Barclays Capital U.S. Intermediate Government/Credit Index, (formerly the Lehman Brothers U.S. Intermediate Government/Credit Index). The good relative performance is as much a product of where we weren't, as where we were. Importantly, our position in U.S. Treasuries was miniscule. This is significant because Treasuries came under significant pricing pressure during the period. Rather than holding conventional Treasuries, we held U.S. Treasury Inflation-Protected Securities (TIPS) and an oversized position in corporate bonds. Both of these sectors did well during the period. Our small equity holdings modestly reduced performance during the six-month period.

In many respects, the first half of 2009 saw an unwinding of the excesses that had developed in the fixed income markets during the latter half of 2008. The credit crisis of 2008 and very early 2009 led investors to seek shelter in U.S. Treasuries, no matter at what price. This led to a bubble in the price of Treasuries and depressed the prices of everything else. In the first half of 2009, that bubble popped. Investors concluded that the world was not going to end, and they capitalized on the historically attractive yield spreads available on corporate bonds. They sold Treasuries, driving down prices. As a result, Merrill Lynch's Treasury Master Index reflected the worst six-month returns for Treasuries since Merrill Lynch began compiling data in 1977.

The worst of the credit scare seems to have passed. Now the country must deal with the prospect of rising inflation. Massive government intervention to stimulate the economy and stabilize the financial markets, together with a whole raft of new government programs, will come at the cost of higher taxes and higher inflation. (There is no free lunch.) Inflation is now probably the most serious menace facing investors. We have moved to address this threat by shortening the average bond maturity in the portfolio and holding Treasury Inflation-Protected Securities (TIPS) in lieu of conventional Treasuries. We also continue to selectively purchase high quality corporate bonds, which we believe represent good value in the current environment.

In managing the Ave Maria Bond Fund, we continue to be guided by two principal objectives: 1) protect principal, while achieving the best possible return consistent with a prudent level of risk, and 2) follow the moral mandates established by the Ave Maria Catholic Advisory Board. We are confident the Fund is structured to meet these objectives. We appreciate your continued participation in the Ave Maria Bond Fund.

With best regards,

/s/ Richard L. Platte, Jr.

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
JUNE 30, 2009 (UNAUDITED)
=============================================================================================
                                                                         MARKET       % OF
 PAR VALUE   HOLDING                                                     VALUE     NET ASSETS
---------------------------------------------------------------------------------------------
$2,111,620   U.S. Treasury Inflation-Protected Notes,
                2.500%, due 07/15/16 .............................   $  2,216,542     4.6%
 1,500,000   Private Export Funding Corporation,
                5.685%, due 05/15/12 .............................      1,659,717     3.5%
 1,000,000   Praxair, Inc., 6.375%, due 04/01/12 .................      1,102,024     2.3%
 1,028,790   U.S. Treasury Inflation-Protected Notes,
                2.625%, due 07/15/17 .............................      1,096,304     2.3%
 1,000,000   Federal Farm Credit Bank, 4.600%, due 12/27/12 ......      1,080,633     2.2%
 1,000,000   Federal Farm Credit Bank, 4.480%, due 08/24/12 ......      1,074,541     2.2%
 1,000,000   Kellogg Company, 6.600%, due 04/01/11 ...............      1,071,453     2.2%
 1,000,000   United Technologies Corporation, 6.350%, due 03/01/11      1,070,445     2.2%
 1,000,000   Southern Power Company, 6.250%, due 07/15/12 ........      1,070,204     2.2%
 1,000,000   FPL Group Capital, Inc., 5.625%, due 09/01/11 .......      1,068,956     2.2%

*     Excludes cash equivalents.


ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                 % OF NET ASSETS
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
U.S. Treasuries ................................................       9.0%
U.S. Government Agencies .......................................      13.4%

CORPORATE BONDS
SECTOR
------
Consumer Discretionary .........................................       4.1%
Consumer Staples ...............................................       7.9%
Energy .........................................................       4.4%
Financials .....................................................       7.3%
Health Care ....................................................       2.2%
Industrials ....................................................      11.7%
Information Technology .........................................       1.1%
Materials ......................................................       5.6%
Utilities ......................................................       4.5%

COMMON STOCKS
SECTOR
------
Consumer Discretionary .........................................       4.7%
Consumer Staples ...............................................       3.2%
Financials .....................................................       0.9%
Industrials ....................................................       4.0%
Information Technology .........................................       1.0%
Materials ......................................................       1.2%
Utilities ......................................................       2.9%

Cash Equivalents, Other Assets and Liabilities .................      10.9%
                                                                     ------
                                                                     100.0%
                                                                     ======

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 22.4%                            PAR VALUE   MARKET VALUE
--------------------------------------------------------------------------------
U.S. TREASURIES -- 9.0%
U.S. Treasury Notes, 1.750%, due 11/15/11 .........   $1,000,000   $  1,010,630
U.S. Treasury Inflation-Protected Notes, 2.500%,
   due 07/15/16 ...................................    2,111,620      2,216,542
U.S. Treasury Inflation-Protected Notes, 2.625%,
   due 07/15/17 ...................................    1,028,790      1,096,304
                                                                   ------------
                                                                      4,323,476
                                                                   ------------
U.S. GOVERNMENT AGENCIES -- 13.4%
Federal Farm Credit Bank, 4.480%, due 08/24/12 ....    1,000,000      1,074,541
Federal Farm Credit Bank, 4.600%, due 12/27/12 ....    1,000,000      1,080,633
Federal Farm Credit Bank, 4.500%, due 01/22/15 ....    1,000,000      1,065,546
Federal Home Loan Bank, 5.000%, due 09/01/10 ......    1,000,000      1,050,540
Federal Home Loan Bank, 4.050%, due 11/26/13 ......      500,000        513,587
Private Export Funding Corporation, 5.685%,
   due 05/15/12 ...................................    1,500,000      1,659,717
                                                                   ------------
                                                                      6,444,564
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $10,337,750) .............................                $ 10,768,040
                                                                   ------------

================================================================================
CORPORATE BONDS -- 48.8%                               PAR VALUE   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.2%
   Johnson Controls, Inc., 5.500%, due 01/15/16 ...   $  500,000   $    463,630
   McGraw-Hill Companies, Inc. (The), 5.375%,
      due 11/15/12 ................................      500,000        511,571
   Stanley Works (The), 5.000%, due 03/15/10 ......    1,000,000      1,013,421
                                                                   ------------
                                                                      1,988,622
                                                                   ------------
CONSUMER STAPLES -- 7.9%
   Avon Products, Inc., 5.625%, due 03/01/14 ......      500,000        528,501
   Hormel Foods Corporation, 6.625%, due 06/01/11 .      600,000        645,631
   Kellogg Company, 6.600%, due 04/01/11 ..........    1,000,000      1,071,453
   Kraft Foods, Inc., 6.000%, due 02/11/13 ........      500,000        532,678
   Sysco Corporation, 4.200%, due 02/12/13 ........    1,000,000      1,015,414
                                                                   ------------
                                                                      3,793,677
                                                                   ------------
ENERGY -- 4.4%
   Apache Corporation, 5.625%, due 01/15/17 .......    1,000,000      1,049,119
   Halliburton Company, 5.500%, due 10/15/10 ......    1,000,000      1,045,885
                                                                   ------------
                                                                      2,095,004
                                                                   ------------
FINANCIALS -- 7.3%
   BB&T Corporation, 4.750%, due 10/01/12 .........    1,000,000        977,942
   Burlington Resources Financial Company,
      6.500%, due 12/01/11 ........................      500,000        547,006
   Caterpillar Financial Services Corporation,
      4.750%, due 02/17/15 ........................    1,000,000        966,138
   National Rural Utilities Cooperative Finance
      Corporation, 4.750%, due 03/01/14 ...........    1,000,000      1,029,022
                                                                   ------------
                                                                      3,520,108
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 48.8% (CONTINUED)                   PAR VALUE   MARKET VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 2.2%
   Becton, Dickinson & Company, 4.550%,
      due 04/15/13 ................................   $1,000,000   $  1,039,249
                                                                   ------------

INDUSTRIALS -- 11.7%
   Burlington Northern Santa Fe Corporation,
      5.720%, due 01/15/24 ........................      950,233        937,063
   Cooper U.S., Inc., 5.450%, due 04/01/15 ........    1,000,000        992,599
   Dover Corporation, 6.500%, due 02/15/11 ........    1,000,000      1,065,696
   Eaton Corporation, 4.900%, due 05/15/13 ........      500,000        503,094
   PACCAR, Inc., 6.875%, due 02/15/14 .............      500,000        547,589
   R.R. Donnelley & Sons Company, 4.950%,
      due 05/15/10 ................................      500,000        500,684
   United Technologies Corporation, 6.350%,
      due 03/01/11 ................................    1,000,000      1,070,445
                                                                   ------------
                                                                      5,617,170
                                                                   ------------
INFORMATION TECHNOLOGY -- 1.1%
   International Business Machines Corporation,
      4.750%, due 11/29/12 ........................      500,000        536,128
                                                                   ------------

MATERIALS -- 5.6%
   E.I. du Pont de Nemours and Company,
      5.875%, due 01/15/14 ........................      500,000        541,456
   PPG Industries, Inc., 6.650%, due 03/15/18 .....    1,000,000      1,063,141
   Praxair, Inc., 6.375%, due 04/01/12 ............    1,000,000      1,102,024
                                                                   ------------
                                                                      2,706,621
                                                                   ------------
UTILITIES -- 4.4%
   FPL Group Capital, Inc., 5.625%, due 09/01/11..     1,000,000      1,068,956
   Southern Power Company, 6.250%, due 07/15/12 ...    1,000,000      1,070,204
                                                                   ------------
                                                                      2,139,160
                                                                   ------------

TOTAL CORPORATE BONDS (Cost $23,082,432) ..........                $ 23,435,739
                                                                   ------------

================================================================================
COMMON STOCKS -- 17.9%                                    SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.7%
   DISTRIBUTORS -- 1.0%
      Genuine Parts Company .......................       15,000   $    503,400
                                                                   ------------

   HOUSEHOLD DURABLES -- 0.6%
      Stanley Works (The) .........................        8,000        270,720
                                                                   ------------

   SPECIALTY RETAIL -- 2.2%
      Home Depot, Inc. (The) ......................        8,000        189,040
      Ross Stores, Inc. ...........................        8,000        308,800
      Sherwin-Williams Company (The) ..............       10,000        537,500
                                                                   ------------
                                                                      1,035,340
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
      VF Corporation ..............................        8,000        442,800
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 17.9% (CONTINUED)                        SHARES   MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.2%
   FOOD & STAPLES RETAILING -- 1.2%
      Sysco Corporation ...........................       25,000   $    562,000
                                                                   ------------

   HOUSEHOLD PRODUCTS -- 1.0%
      Procter & Gamble Company (The) ..............       10,000        511,000
                                                                   ------------

   PERSONAL PRODUCTS -- 1.0%
      Avon Products, Inc. .........................       18,000        464,040
                                                                   ------------

FINANCIALS -- 0.9%
   COMMERCIAL BANKS -- 0.9%
      BB&T Corporation ............................       20,000        439,600
                                                                   ------------

INDUSTRIALS -- 4.0%
   ELECTRICAL EQUIPMENT -- 1.0%
      Emerson Electric Company ....................       15,000        486,000
                                                                   ------------

   INDUSTRIAL CONGLOMERATES -- 1.3%
      3M Company ..................................       10,000        601,000
                                                                   ------------

   MACHINERY -- 1.0%
      Caterpillar, Inc. ...........................       15,000        495,600
                                                                   ------------

   TRADING COMPANIES & DISTRIBUTORS -- 0.7%
      W.W. Grainger, Inc. .........................        4,000        327,520
                                                                   ------------

INFORMATION TECHNOLOGY -- 1.0%
   IT SERVICES -- 1.0%
      Paychex, Inc. ...............................       20,000        504,000
                                                                   ------------

MATERIALS -- 1.2%
   CHEMICALS -- 1.2%
      RPM International, Inc. .....................       40,000        561,600
                                                                   ------------

UTILITIES -- 2.9%
   ELECTRIC UTILITIES -- 1.9%
      FPL Group, Inc. .............................       10,000        568,600
      Southern Company (The) ......................       12,000        373,920
                                                                   ------------
                                                                        942,520
                                                                   ------------
   MULTI-UTILITIES -- 1.0%
      NSTAR .......................................       15,000        481,650
                                                                   ------------

TOTAL COMMON STOCKS (Cost $8,834,831) .............                $  8,628,790
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 9.9%                                SHARES   MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 0.24% (a) ................    2,225,382   $  2,225,382
Federated Treasury Obligations Fund -
   Institutional Shares, 0.06% (a) ................      441,096        441,096
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.00% (a) ................    2,086,909      2,086,909
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $4,753,387) ........                $  4,753,387
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 99.0%
   (Cost $47,008,400) .............................                $ 47,585,956

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% .....                     459,896
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 48,045,852
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2009.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)
=============================================================================================================================
                                                   AVE MARIA       AVE MARIA       AVE MARIA      AVE MARIA
                                                   CATHOLIC         GROWTH          RISING       OPPORTUNITY       AVE MARIA
                                                  VALUES FUND        FUND        DIVIDEND FUND       FUND          BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost .........................   $145,388,456    $101,997,552    $ 87,734,521    $ 10,699,223    $ 47,008,400
                                                 ============    ============    ============    ============    ============
   At market value (Note 1) ..................   $139,177,441    $ 93,654,746    $ 81,327,921    $ 12,001,073    $ 47,585,956
Receivable for capital shares sold ...........         42,909         118,729         128,477          20,117          24,645
Receivable for investment securities sold ....      1,708,784              --         323,075              --              --
Receivable from Adviser (Note 2) .............             --              --              --           1,502              --
Dividends and interest receivable ............        206,831          77,598         127,900           9,329         513,355
Other assets .................................         18,890          20,012          19,846          14,015          19,304
                                                 ------------    ------------    ------------    ------------    ------------
   TOTAL ASSETS ..............................    141,154,855      93,871,085      81,927,219      12,046,036      48,143,260
                                                 ------------    ------------    ------------    ------------    ------------
LIABILITIES
Dividends payable ............................             --              --          82,734              --          28,315
Payable for investment securities purchased ..      2,266,533              --       1,915,151              --              --
Payable for capital shares redeemed ..........         28,077          34,716          30,906               4          25,872
Payable to Adviser (Note 2) ..................        309,549         189,920         143,448              --           3,557
Payable to administrator (Note 2) ............         17,800          11,700          10,100           4,000           4,000
Accrued distribution fees (Note 2) ...........         34,840          22,913              --              --          24,122
Other accrued expenses and liabilities .......         19,233          14,104          12,121           6,834          11,542
                                                 ------------    ------------    ------------    ------------    ------------
   TOTAL LIABILITIES .........................      2,676,032         273,353       2,194,460          10,838          97,408
                                                 ------------    ------------    ------------    ------------    ------------
NET ASSETS ...................................   $138,478,823    $ 93,597,732    $ 79,732,759    $ 12,035,198    $ 48,045,852
                                                 ============    ============    ============    ============    ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................   $181,858,215    $104,324,184    $ 96,983,421    $ 16,299,129    $ 49,157,344
Accumulated undistributed net
   investment income/(loss) ..................        189,314         (35,914)            149         (17,562)            419
Accumulated net realized losses from
   security transactions .....................    (37,357,691)     (2,347,732)    (10,844,211)     (5,548,219)     (1,689,467)
Net unrealized appreciation/(depreciation)
   on investments ............................     (6,211,015)     (8,342,806)     (6,406,600)      1,301,850         577,556
                                                 ------------    ------------    ------------    ------------    ------------
NET ASSETS ...................................   $138,478,823    $ 93,597,732    $ 79,732,759    $ 12,035,198    $ 48,045,852
                                                 ============    ============    ============    ============    ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................     12,890,304       6,807,750       8,987,705       1,603,707
                                                 ============    ============    ============    ============
Net asset value, offering price and redemption
   price per share (Note 1) ..................   $      10.74    $      13.75    $       8.87    $       7.50
                                                 ============    ============    ============    ============
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ......                                                                   $  4,394,646
                                                                                                                 ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................                                                                        442,555
                                                                                                                 ============
Net asset value, offering price and redemption
   price per share (Note 1) ..................                                                                   $       9.93
                                                                                                                 ============
PRICING OF CLASS R SHARES
Net assets applicable to Class R shares ......                                                                   $ 43,651,206
                                                                                                                 ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................                                                                      4,401,752
                                                                                                                 ============
Net asset value, offering price and redemption
   price per share (Note 1) ..................                                                                   $       9.92
                                                                                                                 ============

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
===============================================================================================================================
                                                     AVE MARIA        AVE MARIA     AVE MARIA       AVE MARIA
                                                     CATHOLIC          GROWTH         RISING       OPPORTUNITY      AVE MARIA
                                                    VALUES FUND         FUND       DIVIDEND FUND       FUND         BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend ....................................   $  1,123,638    $    579,198    $  1,039,256    $     45,093    $    182,817
   Interest ....................................             --              --              --              23         623,823
                                                   ------------    ------------    ------------    ------------    ------------
      TOTAL INCOME .............................      1,123,638         579,198       1,039,256          45,116         806,640
                                                   ------------    ------------    ------------    ------------    ------------

EXPENSES
   Investment advisory fees (Note 2) ...........        622,883         410,075         259,162          50,218          68,289
   Shareholder servicing fees (Note 2) .........        155,720         102,518              --              --              --
   Shareholder servicing fees - Class R (Note 2)             --              --              --              --          50,534
   Administration, accounting and
      transfer agent fees (Note 2) .............         94,083          61,950          52,227          24,000          24,119
   Postage and supplies ........................         35,652          25,048          19,673           9,075          12,505
   Legal and audit fees ........................         26,055          21,427          20,316          13,796          17,113
   Trustees' fees and expenses .................         19,284          19,284          19,284          19,284          19,284
   Registration fees - Common ..................          5,042          13,465          11,217           9,948           7,623
   Registration fees - Class I .................             --              --              --              --             325
   Registration fees - Class R .................             --              --              --              --           3,381
   Custodian and bank service fees .............          7,589           5,652           5,595           5,076           3,041
   Insurance expense ...........................          8,776           5,126           3,701             849           2,580
   Advisory board fees and expenses ............          3,509           3,509           3,509           3,509           3,509
   Compliance service fees
      and expenses (Note 2) ....................          4,320           2,856           2,471             356           1,612
   Other expenses ..............................         13,164           9,011           7,138           5,849           5,325
                                                   ------------    ------------    ------------    ------------    ------------
      TOTAL EXPENSES ...........................        996,077         679,921         404,293         141,960         219,240
   Less fees waived and/or expenses
      reimbursed by the Adviser (Note 2):
      Common ...................................        (61,753)        (64,809)             --         (79,188)        (76,489)
      Class I ..................................             --              --              --              --            (325)
                                                   ------------    ------------    ------------    ------------    ------------
      NET EXPENSES .............................        934,324         615,112         404,293          62,772         142,426
                                                   ------------    ------------    ------------    ------------    ------------

NET INVESTMENT INCOME/(LOSS) ...................        189,314         (35,914)        634,963         (17,656)        664,214
                                                   ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
   GAINS/(LOSSES) ON INVESTMENTS
Net realized losses from security transactions .    (32,288,682)     (2,153,872)     (6,480,896)       (366,465)     (1,616,612)
Net change in unrealized appreciation/
   (depreciation) on investments ...............     42,096,244       8,326,314       8,133,624       1,922,422       2,303,348
                                                   ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS ........................      9,807,562       6,172,442       1,652,728       1,555,957         686,736
                                                   ------------    ------------    ------------    ------------    ------------

NET INCREASE IN NET
   ASSETS FROM OPERATIONS ......................   $  9,996,876    $  6,136,528    $  2,287,691    $  1,538,301    $  1,350,950
                                                   ============    ============    ============    ============    ============

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                            SIX MONTHS
                                                                               ENDED          YEAR
                                                                             JUNE 30,         ENDED
                                                                               2009        DECEMBER 31,
                                                                           (UNAUDITED)        2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income/(loss) ......................................   $     189,314    $     (57,925)
   Net realized losses from security transactions ....................     (32,288,682)      (4,633,168)
   Net increase from payment by Adviser due to the disposal
      of investments in violation of investment restrictions (Note 2) .             --           71,643
   Net change in unrealized appreciation/(depreciation) on investments      42,096,244      (79,456,983)
                                                                         -------------    -------------
Net increase/(decrease) in net assets from operations ................       9,996,876      (84,076,433)
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ............................              --         (153,313)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................       7,267,095       18,369,650
   Reinvestment of distributions to shareholders .....................              --          142,924
   Payments for shares redeemed ......................................     (11,598,846)     (48,664,576)
                                                                         -------------    -------------
Net decrease in net assets from capital share transactions ...........      (4,331,751)     (30,152,002)
                                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................       5,665,125     (114,381,748)

NET ASSETS
   Beginning of period ...............................................     132,813,698      247,195,446
                                                                         -------------    -------------
   End of period .....................................................   $ 138,478,823    $ 132,813,698
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .............................................   $     189,314    $          --
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................         771,239        1,362,273
   Shares issued in reinvestment of distributions to shareholders ....              --           10,115
   Shares redeemed ...................................................      (1,288,519)      (3,706,955)
                                                                         -------------    -------------
   Net decrease in shares outstanding ................................        (517,280)      (2,334,567)
   Shares outstanding, beginning of period ...........................      13,407,584       15,742,151
                                                                         -------------    -------------
   Shares outstanding, end of period .................................      12,890,304       13,407,584
                                                                         =============    =============

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                          SIX MONTHS
                                                                             ENDED             YEAR
                                                                            JUNE 30,           ENDED
                                                                              2009          DECEMBER 31,
                                                                          (UNAUDITED)          2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ...............................................   $     (35,914)   $    (364,421)
   Net realized losses from security transactions ....................      (2,153,872)        (193,860)
   Net change in unrealized appreciation/(depreciation) on investments       8,326,314      (38,479,379)
                                                                         -------------    -------------
Net increase/(decrease) in net assets from operations ................       6,136,528      (39,037,660)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      14,032,156       33,334,414
   Payments for shares redeemed ......................................     (10,481,967)     (27,123,013)
                                                                         -------------    -------------
Net increase in net assets from capital share transactions ...........       3,550,189        6,211,401
                                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................       9,686,717      (32,826,259)

NET ASSETS
   Beginning of period ...............................................      83,911,015      116,737,274
                                                                         -------------    -------------
   End of period .....................................................   $  93,597,732    $  83,911,015
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME/(LOSS) ..........................................   $     (35,914)   $          --
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       1,159,366        2,116,103
   Shares redeemed ...................................................        (876,945)      (1,753,216)
                                                                         -------------    -------------
   Net increase in shares outstanding ................................         282,421          362,887
   Shares outstanding, beginning of period ...........................       6,525,329        6,162,442
                                                                         -------------    -------------
   Shares outstanding, end of period .................................       6,807,750        6,525,329
                                                                         =============    =============

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                          SIX MONTHS
                                                                             ENDED             YEAR
                                                                            JUNE 30,           ENDED
                                                                              2009          DECEMBER 31,
                                                                          (UNAUDITED)          2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $     634,963    $   1,051,609
   Net realized losses from security transactions ....................      (6,480,896)      (4,231,278)
   Net change in unrealized appreciation/(depreciation) on investments       8,133,624      (15,273,537)
                                                                         -------------    -------------
Net increase/(decrease) in net assets from operations ................       2,287,691      (18,453,206)
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................        (656,534)      (1,048,615)
   From net realized gains on investments ............................              --         (528,113)
                                                                         -------------    -------------
Decrease in net assets from distributions to shareholders ............        (656,534)      (1,576,728)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      17,662,534       22,389,244
   Reinvestment of distributions to shareholders .....................         498,206        1,171,143
   Payments for shares redeemed ......................................      (7,161,181)     (19,170,935)
                                                                         -------------    -------------
Net increase in net assets from capital share transactions ...........      10,999,559        4,389,452
                                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................      12,630,716      (15,640,482)

NET ASSETS
   Beginning of period ...............................................      67,102,043       82,742,525
                                                                         -------------    -------------
   End of period .....................................................   $  79,732,759    $  67,102,043
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .............................................   $         149    $      21,707
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................       2,140,617        2,208,872
   Shares issued in reinvestment of distributions to shareholders ....          59,850          114,033
   Shares redeemed ...................................................        (906,532)      (1,796,967)
                                                                         -------------    -------------
   Net increase in shares outstanding ................................       1,293,935          525,938
   Shares outstanding, beginning of period ...........................       7,693,770        7,167,832
                                                                         -------------    -------------
   Shares outstanding, end of period .................................       8,987,705        7,693,770
                                                                         =============    =============

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
========================================================================================================
                                                                          SIX MONTHS
                                                                             ENDED             YEAR
                                                                            JUNE 30,           ENDED
                                                                              2009          DECEMBER 31,
                                                                          (UNAUDITED)          2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income/(loss) ......................................   $     (17,656)   $      39,009
   Net realized losses from security transactions ....................        (366,465)      (4,387,342)
   Net change in unrealized appreciation/(depreciation) on investments       1,922,422         (458,586)
                                                                         -------------    -------------
Net increase/(decrease) in net assets from operations ................       1,538,301       (4,806,919)
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................              --          (38,915)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................       2,565,150        4,469,008
   Reinvestment of distributions to shareholders .....................              --           28,483
   Payments for shares redeemed ......................................      (1,927,407)      (7,955,976)
                                                                         -------------    -------------
Net increase/(decrease) in net assets from capital share transactions          637,743       (3,458,485)
                                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................       2,176,044       (8,304,319)

NET ASSETS
   Beginning of period ...............................................       9,859,154       18,163,473
                                                                         -------------    -------------
   End of period .....................................................   $  12,035,198    $   9,859,154
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME/(LOSS) ..........................................   $     (17,562)   $          94
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................         380,004          533,134
   Shares issued in reinvestment of distributions to shareholders ....              --            4,501
   Shares redeemed ...................................................        (301,228)        (909,010)
                                                                         -------------    -------------
   Net increase/(decrease) in shares outstanding .....................          78,776         (371,375)
   Shares outstanding, beginning of period ...........................       1,524,931        1,896,306
                                                                         -------------    -------------
   Shares outstanding, end of period .................................       1,603,707        1,524,931
                                                                         =============    =============

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                          SIX MONTHS
                                                                             ENDED             YEAR
                                                                            JUNE 30,           ENDED
                                                                              2009          DECEMBER 31,
                                                                          (UNAUDITED)          2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $     664,214    $   1,746,107
   Net realized losses from security transactions ....................      (1,616,612)         (72,855)
   Net change in unrealized appreciation/(depreciation) on investments       2,303,348       (1,831,706)
                                                                         -------------    -------------
Net increase/(decrease) in net assets from operations ................       1,350,950         (158,454)
                                                                         -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Class I ...............................         (78,299)        (299,506)
   From net investment income, Class R ...............................        (588,861)      (1,442,217)
   From net realized gains on investments, Class I ...................              --               (8)
   From net realized gains on investments, Class R ...................              --              (56)
                                                                         -------------    -------------
Decrease in net assets from distributions to shareholders ............        (667,160)      (1,741,787)
                                                                         -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS I
   Proceeds from shares sold .........................................              --          285,969
   Payments for shares redeemed ......................................      (1,000,000)      (4,674,138)
                                                                         -------------    -------------
Net decrease in net assets from Class I capital share transactions ...      (1,000,000)      (4,388,169)
                                                                         -------------    -------------

CLASS R
   Proceeds from shares sold .........................................       8,959,879       17,577,292
   Reinvestment of distributions to shareholders .....................         520,465        1,180,871
   Payments for shares redeemed ......................................      (4,574,599)     (13,110,054)
                                                                         -------------    -------------
Net increase in net assets from Class R capital share transactions ...       4,905,745        5,648,109
                                                                         -------------    -------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................       4,589,535         (640,301)

NET ASSETS
   Beginning of period ...............................................      43,456,317       44,096,618
                                                                         -------------    -------------
   End of period .....................................................   $  48,045,852    $  43,456,317
                                                                         =============    =============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .............................................   $         419    $       3,365
                                                                         =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
   Shares sold .......................................................              --           29,479
   Shares redeemed ...................................................        (100,200)        (465,227)
                                                                         -------------    -------------
   Net decrease in shares outstanding ................................        (100,200)        (435,748)
   Shares outstanding, beginning of period ...........................         542,755          978,503
                                                                         -------------    -------------
   Shares outstanding, end of period .................................         442,555          542,755
                                                                         =============    =============
CLASS R
   Shares sold .......................................................         924,557        1,741,662
   Shares issued in reinvestment of distributions to shareholders ....          53,289          118,040
   Shares redeemed ...................................................        (471,693)      (1,340,176)
                                                                         -------------    -------------
   Net increase in shares outstanding ................................         506,153          519,526
   Shares outstanding, beginning of period ...........................       3,895,599        3,376,073
                                                                         -------------    -------------
   Shares outstanding, end of period .................................       4,401,752        3,895,599
                                                                         =============    =============

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                               SIX MONTHS
                                                  ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                                 JUNE 30,       ENDED         ENDED         ENDED         ENDED         ENDED
                                                  2009        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31   DECEMBER 31,
                                               (UNAUDITED)       2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $     9.91    $    15.70    $    16.50    $    15.06    $    14.62    $    12.75
                                                ----------    ----------    ----------    ----------    ----------    ----------

Income/(loss) from investment operations:
   Net investment income/(loss) .............         0.01         (0.00)(a)      0.00(a)      (0.04)        (0.04)        (0.05)
   Net realized and unrealized gains/(losses)
      on investments ........................         0.82         (5.78)        (0.67)         2.18          0.89          2.61
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ............         0.83         (5.78)        (0.67)         2.14          0.85          2.56
                                                ----------    ----------    ----------    ----------    ----------    ----------

Less distributions:
   From net investment income ...............           --            --         (0.00)(a)        --            --            --
   From net realized gains on investments ...           --         (0.01)        (0.13)        (0.70)        (0.41)        (0.69)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .........................           --         (0.01)        (0.13)        (0.70)        (0.41)        (0.69)
                                                ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ............   $    10.74    $     9.91    $    15.70    $    16.50    $    15.06    $    14.62
                                                ==========    ==========    ==========    ==========    ==========    ==========

Total return (b) ............................         8.4%(c)     (36.8%)(d)     (4.0%)(d)     14.2%          5.8%         20.1%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .........   $  138,479    $  132,814    $  247,195    $  258,012    $  246,375    $  248,070
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to
   average net assets (e) ...................        1.50%(f)      1.50%         1.50%         1.50%         1.50%         1.50%

Ratio of net investment income/(loss)
   to average net assets ....................        0.30%(f)     (0.03%)        0.03%        (0.23%)       (0.28%)       (0.44%)

Portfolio turnover rate .....................          35%(c)        53%           52%           59%           61%           34%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively (Note 2).

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.60% (f), 1.54%, 1.52%, 1.51% and 1.52% for the periods ended June 30, 2009 and December 31, 2008, 2006, 2005 and 2004, respectively.

(f)   Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                                SIX MONTHS
                                                   ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                                                  JUNE 30,      ENDED         ENDED         ENDED         ENDED         ENDED
                                                    2009      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $    12.86    $    18.94    $    17.22    $    15.00    $    14.99    $    12.34
                                                ----------    ----------    ----------    ----------    ----------    ----------

Income/(loss) from investment operations:
   Net investment loss ......................        (0.01)        (0.06)        (0.09)        (0.04)        (0.05)        (0.03)
   Net realized and unrealized
      gains/(losses) on investments .........         0.90         (6.02)         2.09          2.40          0.10          2.68
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ............         0.89         (6.08)         2.00          2.36          0.05          2.65
                                                ----------    ----------    ----------    ----------    ----------    ----------

Less distributions:
   From net realized gains on investments ...           --            --         (0.28)        (0.14)        (0.04)           --
                                                ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ............   $    13.75    $    12.86    $    18.94    $    17.22    $    15.00    $    14.99
                                                ==========    ==========    ==========    ==========    ==========    ==========

Total return (a) ............................         6.9%(b)     (32.1%)        11.6%         15.8%          0.3%         21.5%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .........   $   93,598    $   83,911    $  116,737    $   85,211    $   63,561    $   51,574
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets (c)      1.50%(d)      1.50%         1.50%         1.50%         1.50%         1.50%

Ratio of net investment loss
   to average net assets ....................       (0.09%)(d)    (0.35%)       (0.55%)       (0.30%)       (0.34%)       (0.29%)

Portfolio turnover rate .....................           6%(b)        22%            9%           13%           29%            3%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Not annualized.

(c) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.66%(d), 1.60%, 1.56%, 1.62%, 1.64% and 1.79% for the periods ended June 30, 2009 and December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(d)   Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
============================================================================================================================
                                                   SIX MONTHS
                                                      ENDED           YEAR           YEAR           YEAR          PERIOD
                                                     JUNE 30,        ENDED          ENDED          ENDED          ENDED
                                                       2009        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   (UNAUDITED)        2008           2007           2006          2005(a)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........     $     8.72     $    11.54     $    12.08     $    10.59     $    10.00
                                                    ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
   Net investment income ......................           0.08           0.15           0.16           0.14           0.08
   Net realized and unrealized gains/(losses)
      on investments ..........................           0.15          (2.74)         (0.22)          1.75           0.59
                                                    ----------     ----------     ----------     ----------     ----------
Total from investment operations ..............           0.23          (2.59)         (0.06)          1.89           0.67
                                                    ----------     ----------     ----------     ----------     ----------
Less distributions:
   From net investment income .................          (0.08)         (0.15)         (0.16)         (0.14)         (0.08)
   From net realized gains on investments .....             --          (0.08)         (0.32)         (0.26)         (0.00)(b)
                                                    ----------     ----------     ----------     ----------     ----------
Total distributions ...........................          (0.08)         (0.23)         (0.48)         (0.40)         (0.08)
                                                    ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ..............     $     8.87     $     8.72     $    11.54     $    12.08     $    10.59
                                                    ==========     ==========     ==========     ==========     ==========

Total return (c) ..............................           2.7%(d)      (22.8%)         (0.6%)         17.9%           6.7%(d)
                                                    ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ...........     $   79,733     $   67,102     $   82,743     $   35,051     $   25,243
                                                    ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (e)          1.17%(f)       1.15%          1.14%          1.25%          1.24%(f)

Ratio of net investment income
   to average net assets ......................          1.84%(f)       1.41%          1.26%          1.23%          1.19%(f)

Portfolio turnover rate .......................            23%(d)         39%            41%            65%            21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)   Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================
                                                     SIX MONTHS
                                                        ENDED         YEAR           YEAR          PERIOD
                                                      JUNE 30,       ENDED          ENDED           ENDED
                                                        2009       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    (UNAUDITED)       2008           2007          2006 (a)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........     $     6.47     $     9.58     $    10.55     $    10.00
                                                    ----------     ----------     ----------     ----------

Income/(loss) from investment operations:
   Net investment income/(loss) ...............          (0.01)          0.03           0.07           0.06
   Net realized and unrealized gains/(losses)
      on investments ..........................           1.04          (3.11)         (0.97)          0.77
                                                    ----------     ----------     ----------     ----------
Total from investment operations ..............           1.03          (3.08)         (0.90)          0.83
                                                    ----------     ----------     ----------     ----------

Less distributions:
   From net investment income .................             --          (0.03)         (0.07)         (0.06)
   From net realized gains on investments .....             --             --             --          (0.22)
                                                    ----------     ----------     ----------     ----------
Total distributions ...........................             --          (0.03)         (0.07)         (0.28)
                                                    ----------     ----------     ----------     ----------

Net asset value at end of period ..............     $     7.50     $     6.47     $     9.58     $    10.55
                                                    ==========     ==========     ==========     ==========

Total return (b) ..............................          15.9%(c)      (32.2%)         (8.5%)          8.3%(c)
                                                    ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ...........     $   12,035     $    9,859     $   18,163     $   17,714
                                                    ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (d)          1.25%(e)       1.25%          1.25%          1.24%(e)

Ratio of net investment income/(loss)
   to average net assets ......................         (0.35%)(e)      0.29%          0.66%          0.84%(e)

Portfolio turnover rate .......................            91%(c)        276%           126%           102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.82%(e), 2.29%, 1.80% and 1.90%(e) for the periods ended June 30, 2009 and December 31, 2008, 2007 and 2006, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                                 SIX MONTHS
                                                   ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                                                  JUNE 30,      ENDED         ENDED         ENDED         ENDED         ENDED
                                                    2009      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $     9.80    $    10.14    $    10.26    $    10.10    $    10.29    $    10.09
                                                ----------    ----------    ----------    ----------    ----------    ----------

Income/(loss) from investment operations:
   Net investment income ....................         0.15          0.38          0.41          0.38          0.33          0.28
   Net realized and unrealized gains/
      (losses) on investments ...............         0.13         (0.34)         0.11          0.23         (0.15)         0.27
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ............         0.28          0.04          0.52          0.61          0.18          0.55
                                                ----------    ----------    ----------    ----------    ----------    ----------

Less distributions:
   From net investment income ...............        (0.15)        (0.38)        (0.41)        (0.38)        (0.33)        (0.28)
   From net realized gains on investments ...           --         (0.00)(a)     (0.23)        (0.07)        (0.04)        (0.07)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .........................        (0.15)        (0.38)        (0.64)        (0.45)        (0.37)        (0.35)
                                                ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ............   $     9.93    $     9.80    $    10.14    $    10.26    $    10.10    $    10.29
                                                ==========    ==========    ==========    ==========    ==========    ==========

Total return (b) ............................         2.9%(c)       0.4%          5.1%          6.2%          1.8%          5.5%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .........   $    4,395    $    5,321    $    9,919    $   17,880    $   48,115    $   32,458
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets (d)      0.40%(e)      0.40%         0.37%         0.30%         0.30%         0.30%

Ratio of net investment income
   to average net assets ....................        3.14%(e)      3.85%         3.96%         3.67%         3.32%         2.77%

Portfolio turnover rate .....................          11%(c)        63%           45%           21%           22%           47%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.75%(e), 0.70%, 0.68%, 0.65%, 0.61% and 0.72% for the periods ended June
      30, 2009 and December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS R
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                                 SIX MONTHS
                                                   ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                                                  JUNE 30,      ENDED         ENDED         ENDED         ENDED         ENDED
                                                    2009      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                (UNAUDITED)      2008          2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......   $     9.79    $    10.12    $    10.25    $    10.08    $    10.28    $    10.09
                                                ----------    ----------    ----------    ----------    ----------    ----------

Income/(loss) from investment operations:
   Net investment income ....................         0.14          0.36          0.38          0.35          0.30          0.24
   Net realized and unrealized gains/
      (losses) on investments ...............         0.13         (0.33)         0.10          0.24         (0.16)         0.26
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations ............         0.27          0.03          0.48          0.59          0.14          0.50
                                                ----------    ----------    ----------    ----------    ----------    ----------

Less distributions:
   From net investment income ...............        (0.14)        (0.36)        (0.38)        (0.35)        (0.30)        (0.24)
   From net realized gains on investments ...           --         (0.00)(a)     (0.23)        (0.07)        (0.04)        (0.07)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions .........................        (0.14)        (0.36)        (0.61)        (0.42)        (0.34)        (0.31)
                                                ----------    ----------    ----------    ----------    ----------    ----------

Net asset value at end of period ............   $     9.92    $     9.79    $    10.12    $    10.25    $    10.08    $    10.28
                                                ==========    ==========    ==========    ==========    ==========    ==========

Total return (b) ............................         2.8%(c)       0.3%          4.8%          6.0%          1.4%          5.1%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .........   $   43,651    $   38,136    $   34,178    $   23,382    $   16,839    $    6,491
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets (d)      0.65%(e)      0.62%         0.65%         0.60%         0.61%         0.70%

Ratio of net investment income
   to average net assets ....................        2.89%(e)      3.63%         3.69%         3.37%         3.01%         2.37%

Portfolio turnover rate .....................          11%(c)        63%           45%           21%           22%           47%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.99%(e), 0.91%, 0.96%, 0.94%, 0.92% and 1.31% for the periods ended June
      30, 2009 and December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (collectively, the "Funds") are each a diversified series of the Schwartz Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Funds' Prospectus for information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (1) Class R bears the expenses of higher distribution fees; (2) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require an initial investment of $10 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant  accounting  policies  followed by the
Funds:

      (a) VALUATION OF INVESTMENTS - Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

      Various  inputs  are  used  in  determining   the  value  of  each  Fund's
      investments. These inputs are summarized in the three broad levels listed below:

            o Level 1 - quoted prices in active markets for identical securities

            o     Level 2 - other significant observable inputs

            o     Level 3 - significant unobservable inputs

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Funds' investments as of June 30, 2009:

-----------------------------------------------------------------------------------------------------------------------
                                        AVE MARIA        AVE MARIA        AVE MARIA        AVE MARIA        AVE MARIA
                                        CATHOLIC          GROWTH       RISING DIVIDEND    OPPORTUNITY         BOND
VALUATION INPUTS                       VALUES FUND         FUND             FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
Level 1 - Quoted Prices ...........   $139,177,441     $ 93,654,746     $ 81,327,921     $ 12,001,073     $ 13,382,177
Level 2 - Other Significant
   Observable Inputs ..............             --               --               --               --       34,203,779
Level 3 - Significant
   Unobservable Inputs ............             --               --               --               --               --
                                      ------------     ------------     ------------     ------------     ------------
Total .............................   $139,177,441     $ 93,654,746     $ 81,327,921     $ 12,001,073     $ 47,585,956
                                      ============     ============     ============     ============     ============
-----------------------------------------------------------------------------------------------------------------------

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      In April 2009, FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4" or the "Position"). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FSP 157-4 and has concluded that FSP 157-4 has no impact on these financial statements.

      The following is a summary of the inputs used to value Ave Maria Bond Fund's investments as of June 30, 2009 by security type as required by FSP 157-4:

-------------------------------------------------------------------------------------------------
                                          LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
U.S. Government & Agency Obligations   $         --   $ 10,768,040   $         --   $ 10,768,040
Corporate Bonds ....................             --     23,435,739             --     23,435,739
Common Stocks ......................      8,628,790             --             --      8,628,790
Money Market Funds .................      4,753,387             --             --      4,753,387
                                       ------------   ------------   ------------   ------------
Total ..............................   $ 13,382,177   $ 34,203,779   $         --   $ 47,585,956
                                       ============   ============   ============   ============
-------------------------------------------------------------------------------------------------

      As of June 30, 2009, all of the securities held by the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund were valued using Level 1 inputs. Refer to each respective Fund's Schedule of Investments for a summary of the Level 1 inputs by security type and industry type.

      (b) INCOME TAXES - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of June 30, 2009:

--------------------------------------------------------------------------------------------------------------
                                   AVE MARIA        AVE MARIA      AVE MARIA       AVE MARIA
                                   CATHOLIC          GROWTH          RISING       OPPORTUNITY      AVE MARIA
                                  VALUES FUND         FUND       DIVIDEND FUND        FUND         BOND FUND
--------------------------------------------------------------------------------------------------------------
Accumulated undistributed
   ordinary income/(loss) ....   $    189,314    $    (35,914)   $        149    $    (17,562)   $        419
Capital loss carryforwards ...     (1,636,432)        (16,221)     (4,336,109)     (5,147,914)        (45,002)
Net unrealized appreciation/
   (depreciation) ............     (8,930,453)     (8,520,445)     (6,761,823)      1,258,237         549,703
Other losses .................    (33,001,821)     (2,153,872)     (6,152,879)       (356,692)     (1,616,612)
                                 ------------    ------------    ------------    ------------    ------------
Accumulated deficit ..........   $(43,379,392)   $(10,726,452)   $(17,250,662)   $ (4,263,931)   $ (1,111,492)
                                 ============    ============    ============    ============    ============
--------------------------------------------------------------------------------------------------------------

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      As of December 31, 2008, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in a tax-free merger with another mutual fund of $114,291, of which $108,803 expires September 30, 2009 and $5,488 expires September 30, 2010. As of December 31, 2008, the Funds had the following additional capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------------------------
                            AVE MARIA      AVE MARIA      AVE MARIA      AVE MARIA
                            CATHOLIC        GROWTH          RISING      OPPORTUNITY     AVE MARIA
EXPIRES DECEMBER 31,       VALUES FUND       FUND       DIVIDEND FUND      FUND         BOND FUND
--------------------------------------------------------------------------------------------------
2015 ...................   $       --     $       --     $       --     $  777,264     $       --
2016 ...................    1,636,432         16,221      4,221,818      4,370,650         45,002
                           ----------     ----------     ----------     ----------     ----------
                           $1,636,432     $   16,221     $4,221,818     $5,147,914     $   45,002
                           ==========     ==========     ==========     ==========     ==========
--------------------------------------------------------------------------------------------------

      These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      The following information is based upon the federal income tax cost of the Funds' investment securities as of June 30, 2009:

-----------------------------------------------------------------------------------------------------------------------
                                   AVE MARIA          AVE MARIA        AVE MARIA         AVE MARIA
                                   CATHOLIC            GROWTH            RISING         OPPORTUNITY        AVE MARIA
                                  VALUES FUND           FUND         DIVIDEND FUND          FUND           BOND FUND
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation   $   14,467,280    $    7,642,009    $    4,998,399    $    1,474,993    $    1,644,974
Gross unrealized depreciation      (23,397,733)      (16,162,454)      (11,760,222)         (216,756)       (1,095,271)
                                --------------    --------------    --------------    --------------    --------------
Net unrealized appreciation/
   (depreciation) ...........   $   (8,930,453)   $   (8,520,445)   $   (6,761,823)   $    1,258,237    $      549,703
                                ==============    ==============    ==============    ==============    ==============
Federal income tax cost .....   $  148,107,894    $  102,175,191    $   88,089,744    $   10,742,836    $   47,036,253
                                ==============    ==============    ==============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

      The Ave Maria Rising Dividend Fund reclassified $13 of net investment income against paid-in capital due to expenses that were non-deductible for tax purposes. This reclassification is reflected on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and the income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      on these financial statements. The statute of limitations on each Fund's tax returns remains open for the years ended December 31, 2006 through December 31, 2008.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

      (d) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2009 and December 31, 2008 was as follows:

--------------------------------------------------------------------------------
                                        ORDINARY      LONG-TERM        TOTAL
PERIOD ENDED                             INCOME     CAPITAL GAINS  DISTRIBUTIONS
--------------------------------------------------------------------------------
AVE MARIA CATHOLIC VALUES FUND:
   June 30, 2009 ...................  $       --     $       --     $       --
   December 31, 2008 ...............  $       --     $  153,313     $  153,313

AVE MARIA RISING DIVIDEND FUND:
   June 30, 2009 ...................  $  656,534     $       --     $  656,534
   December 31, 2008 ...............  $1,559,096     $   17,632     $1,576,728

AVE MARIA OPPORTUNITY FUND:
   June 30, 2009 ...................  $       --     $       --     $       --
   December 31, 2008 ...............  $   38,915     $       --     $   38,915

AVE MARIA BOND FUND - CLASS I:
   June 30, 2009 ...................  $   78,299     $       --     $   78,299
   December 31, 2008 ...............  $  299,506     $        8     $  299,514

AVE MARIA BOND FUND - CLASS R:
   June 30, 2009 ...................  $  588,861     $       --     $  588,861
   December 31, 2008 ...............  $1,442,217     $       56     $1,442,273
--------------------------------------------------------------------------------

      There were no distributions for the Ave Maria Growth Fund for the periods ended June 30, 2009 and December 31, 2008.

      (e) REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund's policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
      to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

      (f) ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (g) COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.    INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Funds' principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce advisory fees or reimburse a portion of operating expenses until at least May 1, 2010 so that: the net expenses of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.40%, respectively, of average daily net assets. For the six months ended June 30, 2009, the Adviser waived investment advisory fees of $61,753 with respect to the Ave Maria Catholic Values Fund; waived investment advisory fees of $64,809 with respect to the Ave Maria Growth Fund; waived investment advisory fees of $50,218 and reimbursed $28,970 of other operating expenses with respect to the Ave Maria Opportunity Fund; and waived investment advisory fees of $68,289 and reimbursed $8,200 of common expenses and $325 of Class I expenses with respect to the Ave Maria Bond Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of June 30, 2009, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund.....................................   $  148,077
Ave Maria Growth Fund..............................................   $  269,724
Ave Maria Opportunity Fund.........................................   $  390,756
Ave Maria Bond Fund................................................   $  427,087
--------------------------------------------------------------------------------

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

--------------------------------------------------------------------------------
                                DECEMBER 31, DECEMBER 31, DECEMBER 31,  JUNE 30,
                                   2009         2010         2011         2012
--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund.  $  4,795     $     --     $ 81,529     $ 61,753
Ave Maria Growth Fund .........  $ 35,542     $ 65,346     $104,027     $ 64,809
Ave Maria Opportunity Fund ....  $ 62,390     $110,801     $138,377     $ 79,188
Ave Maria Bond Fund ...........  $ 77,396     $133,771     $139,106     $ 76,814
--------------------------------------------------------------------------------

Additionally, during the years ended December 31, 2008 and 2007, the Adviser reimbursed $71,643 and $176,249, respectively, to the Ave Maria Catholic Values Fund for losses realized on the disposal of investments purchased in violation of investment restrictions.

The Chief Compliance Officer of the Trust (the "CCO") is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for any out-of-pocket expenses incurred for providing these services.

JLB & Associates, Inc. ("JLB") has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund's daily net assets. JLB agreed to reduce its sub-advisory fee, by means of a voluntary waiver, during the period from September 1, 2008 through April 30, 2009, to the annual rate of 0.25% of average daily net assets. JLB cannot recover from the Fund any such fee reductions.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder's account, and processes purchases and redemptions of each Fund's shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable by each Fund is subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund's exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). During the six months ended June 30, 2009, the total expenses incurred pursuant to the Plan were $155,720, $102,518, and $50,534 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.

3.    INVESTMENT TRANSACTIONS

During the six months ended June 30, 2009, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                    AVE MARIA      AVE MARIA     AVE MARIA       AVE MARIA
                                                     CATHOLIC       GROWTH         RISING       OPPORTUNITY     AVE MARIA
                                                   VALUES FUND       FUND       DIVIDEND FUND      FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------
Purchases of investment securities ............   $ 41,812,593   $  9,740,247   $ 26,683,017   $  8,156,492   $  8,010,284
                                                  ============   ============   ============   ============   ============
Proceeds from sales of investment securities ..   $ 45,258,333   $  4,686,393   $ 15,037,801   $  7,588,227   $  4,626,085
                                                  ============   ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------------------------

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.    SUBSEQUENT EVENTS

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS No. 165"). The Funds have adopted SFAS No. 165, which requires each Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Funds to disclose the date through which subsequent events have been evaluated. Management has evaluated subsequent events through the issuance of these financial statements on August 18, 2009 and has determined that there are no events or transactions that require disclosure or recognition.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2009) and held until the end of the period (June 30, 2009).

The tables that follow illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission ("SEC") requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA CATHOLIC VALUES FUND
------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  January 1, 2009    June 30, 2009    During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,083.80          $7.75
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,017.36          $7.50
------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Catholic Values Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA GROWTH FUND
------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  January 1, 2009    June 30, 2009    During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,069.20          $7.70
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,017.36          $7.50
------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Growth Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA RISING DIVIDEND FUND
------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  January 1, 2009    June 30, 2009    During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,026.60          $5.88
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,018.99          $5.86
------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Rising Dividend Fund's annualized expense ratio of 1.17% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA OPPORTUNITY FUND
------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  January 1, 2009    June 30, 2009    During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,159.20          $6.69
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,018.60          $6.26
------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Opportunity Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS I
------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  January 1, 2009    June 30, 2009    During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,028.90          $2.01
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,022.81          $2.01
------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond Fund - Class I's annualized expense ratio of 0.40% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS R
------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  January 1, 2009    June 30, 2009    During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,027.70          $3.27
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00         $1,021.57          $3.26
------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond Fund - Class R's annualized expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation  of the  Public  Reference  Room  may be  obtained  by  calling  (800)
SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Advisory Agreements with the Adviser on behalf of each Fund, and the continuance of the Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") on behalf of the Ave Maria Growth Fund. The approvals took place at an in-person meeting held on February 14, 2009.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreements and the Sub-Advisory Agreement (collectively, the "Agreements"). The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Agreements and whether the Agreements continue to be in the best interest of the Funds and their shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the revenues of the Adviser and Sub-Adviser, and costs of providing services to the Funds; and (4) information about the Adviser's and the Sub-Adviser's personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser;
(2) the fees charged for those services and the Adviser's profitability with respect to the Funds (and the methodology by which the profit was calculated);
(3) the Funds' performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds' investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with independent counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Trustees evaluated and discussed with the Adviser and the Sub-Adviser the responsibilities of each under the Agreements. The Trustees also reviewed the background, education and experience of the Adviser's and the Sub-Adviser's key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser's and the Sub-Adviser's compliance programs, and the Adviser's role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund's historical performance over various periods ended December 31, 2008, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that: the Ave Maria Catholic Values Fund outperformed  its  benchmark  index  (the  S&P 500  Index)  during  2008 and has outperformed  such index over the Fund's  lifetime;  the Ave Maria  Growth  Fund outperformed its benchmark index (the S&P 500 Index) during 2008 and has outperformed such index over the Fund's lifetime; although the Ave Maria Rising Dividend Fund slightly underperformed its benchmark index (the S&P Dividend Aristocrats Index) during 2008, the Fund has outperformed such index over the Fund's lifetime; the Ave Maria Opportunity Fund outperformed its benchmark index (the Russell 2000 Index) during 2008, although the Fund has slightly underperformed such index over the Fund's lifetime; and the Ave Maria Bond Fund underperformed its benchmark index (the Barclays Capital U.S.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(UNAUDITED)(CONTINUED)
================================================================================

Government/Credit Intermediate Bond Index) during 2008, primarily due to its asset allocation, and has underperformed such index over the Fund's lifetime.

The Trustees reviewed the Adviser's analysis of its profitability from the Funds'Advisory Agreements for the year ended December 31, 2008. The Trustees considered that the Adviser may receive, in addition to the advisory fee, various research services as a result of the placement of the Funds' portfolio brokerage. The Independent Trustees noted that the Sub-Adviser's fees are paid by the Adviser and are set as a result of arms-length negotiations by the Adviser. The Trustees concluded that the Adviser and Sub-Adviser possess the fundamental resources necessary to serve as adviser to each Fund and the Ave Maria Growth Fund, respectively, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to serve as adviser.

The Trustees reviewed the advisory fees paid by each Fund under the Advisory Agreement and compared such fees to the advisory fee ratios of similar mutual funds. The Trustees also compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Adviser. The Trustees discussed the appropriateness of recognizing possible economies of scale by instituting breakpoints within the advisory fee structure of each Fund, but determined that based on the Adviser's commitment to waive fees and reimburse expenses to maintain competitive expense ratios, the implementation of breakpoints is unnecessary at the present time. In evaluating each Fund's advisory fees, the Trustees took into account the quality of the investment management of the Funds. The Trustees concluded that, based upon the investment strategies of the Funds and the quality of services provided by the Adviser, the advisory fees paid by each Fund are reasonable.

In approving the Agreements, the Independent Trustees reached the following additional conclusions: (1) the Independent Trustees noted the qualifications of key personnel of the Adviser and the Sub-Adviser that work with the Funds and concluded that the nature, extent and quality of services provided by the Adviser and the Sub-Adviser are acceptable; (2) based on the long-term performance of each Fund, the Independent Trustees believe that the nature and quality of services provided by the Adviser (and, with respect to the Ave Maria Growth Fund, by the Sub-Adviser) were satisfactory; (3) the advisory fees and total expenses of each Fund, after fee waivers, are competative with comparably managed mutual funds and are acceptable; (4) the Adviser's commitment to cap overall operating expenses through fee waivers and, in some instances, through expense reimbursements has enabled the Funds to maintain a competitive overall expense ratio which has increased investment returns for shareholders; and (5) the Independent Trustees are satisfied that the shareholders of the Funds are achieving economies of scale as the Funds grow. The Independent Trustees also reviewed and considered the "fallout benefits" to, and the profitability of, the Adviser with regards to its management of the Funds, concluding that the Adviser's profitability was not excessive, given the quality and scope of services provided by the Adviser and the investment performance of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

     [GRAPHIC OMITTED]
         ---------
         AVE MARIA
         ---------
           MUTUAL
           FUNDS
         ---------

Ave Maria Catholic Values Fund                 INVESTMENT ADVISER
                                               SCHWARTZ INVESTMENT COUNSEL, INC.
    Ave Maria Growth Fund                      3707 W. Maple Road
                                               Suite 100
Ave Maria Rising Dividend Fund                 Bloomfield Hills, Michigan 48301

  Ave Maria Opportunity Fund                   DISTRIBUTOR
                                               ULTIMUS FUND DISTRIBUTORS, LLC
     Ave Maria Bond Fund                       225 Pictoria Drive, Suite 450
                                               Cincinnati, Ohio 45246

AVE MARIA MUTUAL FUNDS                         CUSTODIAN
series of Schwartz Investment Trust            US BANK, N.A.
3707 W. Maple Road                             425 Walnut Street
Suite 100                                      Cincinnati, Ohio 45202
Bloomfield Hills, Michigan 48301
                                               ADMINISTRATOR
BOARD OF TRUSTEES                              ULTIMUS FUND SOLUTIONS, LLC
George P. Schwartz, CFA, Chairman              P.O. Box 46707
John E. Barnds                                 Cincinnati, Ohio 45246
Peter F. Barry
Louis C. Bosco, Jr.                            INDEPENDENT REGISTERED
Donald J. Dawson, Jr.,                         PUBLIC ACCOUNTING FIRM
   Lead Independent Trustee                    DELOITTE & TOUCHE LLP
Joseph M. Grace                                111 S. Wacker Drive
                                               Chicago, Illinois 60606
OFFICERS
George P. Schwartz, CFA, President             LEGAL COUNSEL
Richard L. Platte, Jr., CFA, V.P./Secretary    SULLIVAN & WORCESTER LLP
Timothy S. Schwartz, CFA, Treasurer.CCO        1666 K Street, NW, Suite 700
Robert G. Dorsey, Assistant Secretary          Washington, DC 20006
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Shandra S. Gentry, Assistant Vice President

CATHOLIC ADVISORY BOARD
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly

                               [GRAPHIC OMITTED]
                       SCHWARTZ INVESTMENT COUNSEL, INC.
                                ESTABLISHED 1980

      3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301

                             www.schartzinvest.com

ITEM  2.    CODE OF ETHICS.

Not required

ITEM  3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM  4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM  5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM  6.    SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM  8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM  10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM  11.   CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  12.   EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Schwartz Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*           /s/ George P. Schwartz
                              --------------------------------------------------
                                    George P. Schwartz, President

Date        August 21, 2009
      ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ George P. Schwartz
                              --------------------------------------------------
                                    George P. Schwartz, President

Date        August 21, 2009
      ----------------------------

By (Signature and Title)*           /s/ Timothy S. Schwartz
                              --------------------------------------------------
                                    Timothy S. Schwartz, Treasurer

Date        August 21, 2009
      ----------------------------

* Print the name and title of each signing officer under his or her signature.